As filed with the Securities and Exchange Commission on March 1, 2010
                                       Registration Nos. 333-62270 and 811-10399
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. _____
                         Post-Effective Amendment No. 38            [X]
                                     and/or

                             REGISTRATION STATEMENT
                    Under the Investment Company Act Of 1940

                                 Amendment No. 40                   [X]

                             HENDERSON GLOBAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 397-1122

(Name and Address of Agent for Service)           Copy to:

       CHRISTOPHER K. YARBROUGH               CATHY G. O'KELLY
      737 NORTH MICHIGAN AVENUE,             VEDDER PRICE P.C.
              SUITE 1700                  222 NORTH LASALLE STREET
        CHICAGO, ILLINOIS 60611           CHICAGO, ILLINOIS 60601
================================================================================

It is proposed that this filing will become effective:  (check appropriate box)

___  immediately upon filing pursuant to paragraph (b); or
___  on _________ pursuant to paragraph (b); or
___ 60 days after filing pursuant to paragraph (a)(1); or _X_ on April 30, 2010 pursuant to paragraph (a)(1); or ___ 75 days after filing pursuant to paragraph (a)(2); or
___  on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Logo: Henderson Global Investors

                                                          HENDERSON GLOBAL FUNDS

PROSPECTUS

APRIL 30, 2010


HENDERSON INTERNATIONAL EQUITY FUND (HIEIX)
        CLASS I SHARES

HENDERSON INTERNATIONAL EQUITY FUND                               APRIL 30, 2010

                                                                  CLASS I SHARES


PROSPECTUS

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON INTERNATIONAL EQUITY FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND IS NON-DIVERSIFIED. THE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN EQUITIES OF NON-US COMPANIES. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


FUND SUMMARY ................................................................  3
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ................  8
MANAGEMENT OF THE FUND. ..................................................... 11
DESCRIPTION OF SHARE CLASS .................................................. 12
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................. 13
INVESTOR SERVICES AND PROGRAMS .............................................. 18
OTHER INFORMATION ........................................................... 19
FINANCIAL HIGHLIGHTS ........................................................ 22
BACK COVER FOR ADDITIONAL INFORMATION ....................................... 24

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------
                                                                CLASS I SHARES
------------------------------------------------------------------------------
[Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)]                              None
------------------------------------------------------------------------------
[Maximum Deferred Sales Charge (Load) (as a percentage of
   offering price)                                                   None
------------------------------------------------------------------------------
Redemption Fee (as a percentage of the amount redeemed) (a)          2.00%
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR
AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------
                                                                CLASS I SHARES
------------------------------------------------------------------------------
Management Fees                                                      0.85%
------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                             None
------------------------------------------------------------------------------
Other Expenses                                                         %
------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                        %
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   %
------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement (b)                            %
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver and/or
   Expense Reimbursement                                               %
------------------------------------------------------------------------------

(a) Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee.

(b) The Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual ordinary operating expenses to 1.15% of the Fund's average daily net assets, excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses such as litigation or other expenses incurred in the ordinary course of business. The Fund's Expense Limitation Agreement shall terminate either upon the earlier of the termination of the Advisory Agreement or on July 31, 2020.


EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. The expense example assumes that the adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
            1-YEAR    3-YEAR     5-YEAR     10-YEAR
-----------------------------------------------------------
               $         $          $          $
-----------------------------------------------------------
               $         $          $          $
-----------------------------------------------------------
               $         $          $          $
-----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------
            1-YEAR    3-YEAR     5-YEAR     10-YEAR
-----------------------------------------------------------
               $         $          $          $
-----------------------------------------------------------
               $         $          $          $
-----------------------------------------------------------
               $         $          $          $
-----------------------------------------------------------

FUND SUMMARY


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was _____% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of non-US companies of all sizes. Under normal market conditions, at least 80% of its net assets will be invested in equity securities. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

     o    50% or more of its assets are located in a country other than the US

     o    50% or more of its revenues are derived from outside of the US

In choosing investments, the manager applies a fundamental, bottom-up approach. The managers generally seek companies which it believes can offer above average growth sustainably, or those whose growth has been underestimated by the market.

Normally, the Fund's investments will be divided among Continental Europe, the United Kingdom, Japan and the markets of the Pacific Basin. However, selective investments may also be made in Latin America and in other parts of the world. The Fund may invest in emerging markets and may invest in new companies, both through initial public offerings and private placements.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may use derivatives for both hedging and nonhedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they may be used to enhance potential gain, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund generally sells a stock when in the managers' opinion there is deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, if, in the managers' opinion, a superior investment opportunity arises or to meet cash requirements. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

                                                                    FUND SUMMARY

PRINCIPAL INVESTMENT RISKS

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the U.S. include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The risk that frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The Fund's portfolio turnover rate may be 100% or more.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

     o DERIVATIVES RISK. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.

FUND SUMMARY

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund's performance and by showing the Fund's average annual total returns for the calendar period compared to those of a broad-based securities market index. When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 800.657.1493.

TOTAL RETURN (%)
per calendar year
Bar Chart:
2009

During the one-year period ended December 31, 2009, the Fund's highest and lowest quarterly returns were ___% and ___% for the quarters ended ___, 2009 and ___, 2009, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

                                                                     1 YEAR %    SINCE INCEPTION %
--------------------------------------------------------------------------------------------------
CLASS I (INCEPTION 1/31/08)
--------------------------------------------------------------------------------------------------
Return Before Taxes
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------------------------

The index returns from inception for Class I shares are as of January 31, 2008. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Henderson Global Investors (North America) Inc. is the investment adviser and Henderson Investment Management Limited is the sub-adviser of the Fund. The following individuals make up the Fund's portfolio management team:

     o Manraj Sekhon, [Portfolio Manager], has been a member of the Fund's portfolio management team since _____.

     o Yu-Jen Shih, CFA, [Portfolio Manager], has been a member of the Fund's portfolio management team since ______.

     o Iain Clark, [Portfolio Manager], has been a member of the Fund's portfolio management team since _____.

     o Simon Savill, [Portfolio Manager], has been a member of the Fund's portfolio management team since ______.

     o Yun-Young Lee, CFA, [Portfolio Manager], has been a member of the Fund's portfolio management team since _____.

                                                                    FUND SUMMARY

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for the Fund's shares:

ACCOUNT TYPE                 MINIMUM TO OPEN AN ACCOUNT      MINIMUM BALANCE
----------------------------------------------------------------------------
Institutions and Individuals             $100,000                   $0
----------------------------------------------------------------------------

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through the Fund.

TAX INFORMATION

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund's ability to meet its investment objective.


INVESTMENT RISKS


COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.


FOREIGN INVESTMENTS. Foreign investments involve special risks, including:


     o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

     o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

     o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S.

     o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the U.S.

     o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value the Fund's foreign investments.

     o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

     o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

     o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund's foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded on foreign exchanges and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

DEFENSIVE INVESTMENT STRATEGIES. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund's defensive investment position may not be effective in protecting its value.


SECURITIES LOANS. The Fund may make secured loans of its portfolio securities amounting to not more than 33 1 / 3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.

IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

CHANGES IN POLICIES AND ADDITIONAL INFORMATION


CHANGES IN POLICIES. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval. The Fund will give shareholders at least 60 days notice of any change in the policy to invest at least 80% of its net assets in equity securities.


ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND SUBADVISER


Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London, UK EC2M 3AE, referred to herein as "Henderson," is the subadviser for the Fund. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

The Adviser provides services and facilities to the Fund. For the most recent fiscal year, the Fund paid the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:


0.85% for the first $250 million;
0.80% for the next $250 million;
0.75% for the next $500 million; and
0.65% over $1 billion.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Fund is available in the Funds' Semi-Annual Report dated June 30, 2009.


PORTFOLIO MANAGERS

Manraj Sekhon is Head of International Equities at Henderson Global Investors. Mr. Sekhon joined Henderson in 2003. Previously, he served as Deputy Head of Global Equities at Invesco Asset Management. Mr. Sekhon has over 12 years of experience in the investment management industry.

Yu-Jen Shih is Assistant Fund Manager for International Equities. Mr. Shih has 8 years of investment experience and joined Henderson Global Investors in 2007. Mr. Shih graduated from the University of London having achieved a Masters degree in Finance and a Masters degree in Electrical and Electronics Engineering with Management. Having completed his degree, Mr. Shih went on to become a CFA charterholder in 2003 while working as an Investment Analyst for Baring Asset Management.

Iain Clark is the Chief Investment Officer of Henderson (since 1992). Mr. Clark joined Henderson Global Investors in 1985 and has over 30 years of investment management expertise. Mr. Clark was also Chief investment Officer of Seligman Henderson (1992 to 2000). Mr. Clark has managed several funds for Henderson Global Investors.

Simon Savill is a European Small Cap Specialist and manages the Pan-European small cap element of the portfolio. Mr. Savill joined Henderson a trainee Fund Manager in 1995 and has over 12 years of investment experience. Mr. Savill is an Associate Member of the Society of Investment Professionals (ASIP).

Yun-Young Lee is a Japanese Small Cap Specialist and is responsible for the Japanese small cap element of the portfolio. He is based in Henderson's Tokyo office. Mr. Lee joined Henderson in 2005 and has over 11 years' industry experience. Mr. Lee began his career as a Market Analyst for Dow Chemical before moving to Tokyo Securities Co. in 1996. Mr. Lee graduated from the Korea Advanced Institute of Science and Technology with an MS in Chemical Engineering and has an MBA from the University of Hawaii at Manao. Mr. Lee is a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DESCRIPTION OF SHARE CLASS

The Fund offers Class I shares through this Prospectus.
Class I shares are offered without a sales charge to:


     o Institutional investors (including: state, county, city or any instrumentality, department authority or agency thereof, corporations, qualified non-profit organizations, charitable trusts, foundations, and endowments) and individual investors with at least $100,000 to invest in the Fund.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem Class I shares, which are described in the next section under the caption "Investor Services and Programs." The Fund reserves the right to modify the following policies at any time and to reject any investment for any reason.

HOW TO PURCHASE SHARES

INVESTMENT MINIMUMS:


                                                 MINIMUM TO OPEN     SUBSEQUENT
                                                    AN ACCOUNT       INVESTMENT
--------------------------------------------------------------------------------
Institutions and Individuals                         $100,000            $0
--------------------------------------------------------------------------------

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.


The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interest of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

OPENING YOUR ACCOUNT

You can open a new account in the following ways:

o COMPLETE THE APPLICATION. Please call 800.657.1493 to obtain an application. Make check payable to the name of the Fund. Mail to:

     REGULAR MAIL
     Henderson Global Funds
     PO Box 8391
     Boston, MA 02266-8391

     OVERNIGHT MAIL
     Boston Financial Data Services
     c/o Henderson Global Funds
     30 Dan Road Canton,
     MA 02021-2809 800.657.1493

o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

o    WIRE. Call 800.657.1493 to arrange for this transaction:

     State Street Bank and Trust Company
     Attn: Mutual Funds
     Boston, MA 02110
     ABA # 0110-0002-8
     Attn: Henderson Global Funds
     Deposit DDA #9905-541-0
     FBO: (please specify the Fund name, account number and name(s) on account);


Generally, the Fund does not accept investments from non-U.S. residents. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:


     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvestment Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Fund does not accept foreign correspondent or foreign private banking accounts.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Fund in your account:


     o    ask your financial adviser to purchase shares on your behalf


     o    send a check to shareholder services

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

     o    exchange shares from the same class of another Henderson Global Fund

     o through an Automatic Investment Plan (please see "Purchase and Redemption Programs" for details)



HOW TO EXCHANGE SHARES


You can exchange your shares for shares of the same Class of other Henderson Global Funds at NAV either by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of the Fund must be registered in your name for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Other Considerations -- Frequent Purchases and Redemptions of Fund Shares." You should obtain and read the prospectus of the Henderson Global Fund you are acquiring before making an exchange.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" means shareholder services has received a letter with the name of your fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by mail.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the

Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.

The Fund does not assume any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          800.657.1493

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.


Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. A Medallion signature guarantee may be required if:

     o You would like the redemption proceeds sent to an address that is not your address of record; or

     o    You would like to change your current bank designations.


A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE.
Additional documentation may be required.

Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days


     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the redemption by wire plan on your account

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)


     o    You want to change the bank designated on your account


     o You want the check made payable to someone other than the account owner

     o You want your redemption proceeds wired to an account other than your account of record



OTHER CONSIDERATIONS


INTERMEDIARIES. In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchange orders should be made for investment purposes only. The Fund does not accept a check drawn on foreign banks, third party checks, cashier's checks or official checks, temporary checks, electronic checks, drawer checks, starter checks, cash, money orders, travelers cheques, credit card checks, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, it may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.


As noted above, under "Other Considerations -- Right to Reject or Restrict Purchase Orders," the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or if an investors trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund's Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund's investments when appropriate (see "OTHER INFORMATION--Pricing of Fund Shares" below).


In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund's consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund's ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.


Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


The redemption fee is imposed to the extent that the number of Fund shares you redeem exceeds the number of Fund shares that you have held for more than 30 days. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The Fund reserves the right to waive the 2.00% redemption fee on a case-by-case basis. The 2.00% redemption fee will not be charged on transactions involving the following:


     o Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

     o Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

     o Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Fund in monitoring for excessive trading;

     o Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Fund;

     o Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Total or partial redemptions of shares acquired though reinvestment of dividends;

     o Total or partial redemptions of shares by registered management investment companies that have an agreement with the Adviser or Distributor for that purpose; or

     o    Redemptions initiated by the Fund.


For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Fund.

You are permitted to make exchanges between shares of any class of the Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.


IN-KIND DISTRIBUTIONS. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions. In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by contacting shareholder services directly:

     o Dividend and net capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; net capital gain distributions reinvested in additional shares

     o    Dividend and net capital gain distributions in cash

     o Dividend and net capital gain distributions reinvested in additional shares of another Henderson Fund of your choice


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See "Other Information-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

OTHER INFORMATION

PRICING OF FUND SHARES

The price of the Fund's shares is based on its NAV. The NAV is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.


Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings, trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund's NAV. In addition, changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.


The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.


The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem its shares.


DISTRIBUTIONS


The Fund intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually. Dividends and distributions may be payable in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its investment net income for each year. All or substantially all net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.


See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends

OTHER INFORMATION

and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.


UNDELIVERABLE DISTRIBUTIONS


If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in the Fund.


FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is very general and is limited solely to U.S. federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.


TAXABILITY OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code), it pays no federal income tax on the income or gains it distributes to shareholders.

You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. For taxable years beginning on or before December 31, 2010, distributions designated as "qualified dividend income" are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by the Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you each year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as "qualified dividend income."


Fund distributions will reduce the Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares such as a qualified retirement plan, will not generally benefit from such a deduction or credit.


As discussed under "Fund Summary-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.


WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the U.S., the Fund will generally withhold U.S. federal income tax at a rate of 30% on dividends and other payments that are subject to such

                                                               OTHER INFORMATION

withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.



TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of the Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.


UNIQUE NATURE OF THE FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS


The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by ______________, independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                          -----------------------------------------    -------------------------------------------
                                                              NET                         DIVIDENDS    DISTRIBUTIONS
                               NET ASSET                 REALIZED AND       TOTAL            FROM        FROM NET
                                 VALUE,       NET         UNREALIZED        FROM              NET        REALIZED
                              BEGINNING   INVESTMENT        LOSS ON      INVESTMENT       INVESTMENT      CAPITAL        TOTAL
                               OF PERIOD    INCOME       INVESTMENTS     OPERATIONS         INCOME         GAINS     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS I

Year Ended 12/31/2009

Period Ended 12/31/2008 (a)      $10.00     0.11 (b)        (4.13)         (4.02)           (0.31)          0.00         (0.31)

(a) The Henderson International Equity Fund commenced operations on January 31, 2008.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS

                                                                          RATIOS TO AVERAGE NET ASSETS:
                                                               --------------------------------------------------
                                                                                              ANNUALIZED RATIO OF
                                                               ANNUALIZED        ANNUALIZED   OPERATING EXPENSES
                                                                 RATIO OF          RATIO OF     TO AVERAGE NET
                             NET ASSET            NET ASSETS,   OPERATING      NET INVESTMENT    ASSETS WITHOUT
                              VALUE,                END OF     EXPENSES TO          INCOME      WAIVERS AND/OR     PORTFOLIO
                              END OF     TOTAL      PERIOD       AVERAGE         TO AVERAGE         EXPENSES       TURNOVER
                              PERIOD   RETURN (c)    (000)      NET ASSETS        NET ASSETS       REIMBURSED        RATE
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS I

Year Ended 12/31/2009

Period Ended 12/31/2008 (a)    $5.67   (40.15)%      $1,779       1.15%              1.36%           6.40%            114%

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS


You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).


You can make inquiries and request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.


TO OBTAIN INFORMATION:

BY TELEPHONE
Call 800.657.1493

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
clo Henderson Global Funds
30 Dan Road Canton,
MA 02021-2809
800.657.1493

ON THE INTERNET
You may also find more information about the Fund on the Internet at http://www.henderson.com/home/us/institutional_investors, including copies of the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
(The SEC charges a fee to copy documents.)


BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

SEC file number: 811-10399

Logo: Henderson Global Investors

                                                          HENDERSON GLOBAL FUNDS

PROSPECTUS

APRIL 30, 2010


HENDERSON MONEY MARKET FUND
CLASS A SHARES (HFAXX)
CLASS B SHARES (HFBXX)
CLASS C SHARES (HFCXX)

HENDERSON MONEY MARKET FUND                                       APRIL 30, 2010

PROSPECTUS                                                CLASS A SHARES (HFAXX)
                                                          CLASS B SHARES (HFBXX)
                                                          CLASS C SHARES (HFCXX)




THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON MONEY MARKET FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO MAXIMIZE CURRENT INCOME, TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 PER SHARE NET ASSET VALUE, BY INVESTING IN U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS (THE "TRUST").


AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
FUND SUMMARY ...............................................................   4

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ...............   8

MANAGEMENT OF THE FUND .....................................................  13
DESCRIPTION OF SHARE CLASSES ...............................................  14
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................  17
INVESTOR SERVICES AND PROGRAMS .............................................  21
OTHER INFORMATION ..........................................................  22
FINANCIAL HIGHLIGHTS .......................................................  24
BACK COVER FOR ADDITIONAL INFORMATION ......................................  26

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in U.S dollar-denominated money market instruments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information, including qualifications for fee waivers, is available from your financial professional and in the section entitled "Description of Share Classes" on page [ ] of the Fund's Prospectus and the section entitled "Purchases, Exchanges and Redemption Information" on page [ ] of the Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES CLASS B SHARES CLASS C SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)           None           None           None
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)                    None(a)       5.00%(b)       1.00%(c)
--------------------------------------------------------------------------------------------------
Redemption Fee
   (as a percentage of the amount redeemed)                None           None           None
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY
   EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES CLASS B SHARES CLASS C SHARES
--------------------------------------------------------------------------------------------------
Management Fees (d)                                        0.10%          0.10%          0.10%
--------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                   0.25%          1.00%          1.00%
--------------------------------------------------------------------------------------------------
Other Expenses                                               %              %              %
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         %              %              %
--------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement (e)                  %              %              %
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver
   and/or Expense Reimbursement                              %              %              %
--------------------------------------------------------------------------------------------------

(a) A contingent deferred sales charge ("CDSC") of 1% may be applied to redemptions of Class A Shares if (i) the Class A Shares were acquired through exchange from Class A Shares of one or more other Henderson Global Funds and (ii) the Class A Shares are redeemed within one year of your original purchase of other Henderson Global Funds where initial sales charges were waived as a part of an investment of $1 million or more.

(b) Class B shares are not available for direct purchase. However, Class B shares acquired through an exchange from other Henderson Global Funds may be subject to a CDSC that declines over time.

(c) Class C shares are not available for direct purchase. However, Class C shares acquired through an exchange from other Henderson Global Funds may be subject to a CDSC of up to 1% on redemptions within 12 months of your original purchase of Class C shares of other Henderson Global Funds.

(d) This fee is the investment advisory fee paid by the State Street Money Market Portfolio (the "Master Portfolio"), a registered open-end fund, to SSgA Funds Management, Inc. ("SSgA FM"), the manager of the Master Portfolio. The Advisor receives no management fee for any period in which the Fund invests substantially all of its investable assets in a master-feeder structure.

(e) The Fund's adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses to 0.40% of the Fund's average daily net assets, excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses such as litigation or other expenses incurred in the ordinary course of business. The Fund's Expense Limitation Agreement shall terminate either upon the earlier of the termination of the Advisory Agreement or on July 31, 2012.

FUND SUMMARY

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. The expense example assumes that the adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2012. The expense example also reflects the conversion of Class B shares to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1-YEAR        3-YEAR       5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Class A                            $             $            $             $
--------------------------------------------------------------------------------
Class B                            $             $            $             $
--------------------------------------------------------------------------------
Class C                            $             $            $             $
--------------------------------------------------------------------------------
You would pay the following expenses if you did not redeem your shares:
                                1-YEAR        3-YEAR       5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Class A                            $             $            $             $
--------------------------------------------------------------------------------
Class B                            $             $            $             $
--------------------------------------------------------------------------------
Class C                            $             $            $             $
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests as part of a "master-feeder" structure. The Fund described in this Prospectus operates as a "feeder fund" which means that the Fund invests in a separate mutual fund, or a "master fund", which in turn purchases investment securities.

The Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the "Master Portfolio"), a series of a separately registered open-end management investment company called the State Street Master Funds. The Master Portfolio has a substantially identical investment objective, investment policies, and risks as the Fund. SSgA Funds Management, Inc. ("SSgA FM") is the investment adviser of the Master Portfolio. All discussions about the Fund's investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund's Board of Trustees ("Board") determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, Henderson Global Investors (North America) Inc. (the "Adviser") may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Fund invests substantially all of its investable assets in the Master Portfolio.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio's investment adviser bases its decisions on the relative attractiveness of different money market instruments. In the adviser's opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. The Master Portfolio considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the fund's investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

FUND SUMMARY

PRINCIPAL INVESTMENT RISKS

As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares, may fluctuate. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risks discussed below for the Master Portfolio expose the Fund to the same risks. The principal risks that could adversely affect the total return on your investment include:

     o    RISKS OF INVESTING PRINCIPALLY IN MONEY MARKET INSTRUMENTS:

          o Interest Rate Risk--The risk that interest rates will rise, causing the value of the Master Portfolio's investments to fall. Also, the risk that as interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

          o Credit Risk--The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Portfolio's income and the market value of the instrument.

          o Liquidity Risk--The risk that the Master Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Master Portfolio.

     o RISK ASSOCIATED WITH MAINTAINING A STABLE SHARE PRICE. To the extent that the aggregate market value of the Master Portfolio's assets materially varies from the aggregate of the acquisition prices of those assets, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

     o MASTER/FEEDER STRUCTURE RISK. The Fund's performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

     o LOW SHORT-TERM INTEREST RATES. As short-term interest rates approach 0%, the Master Portfolio may maintain substantial cash balances. The Master Portfolio typically does not receive any income from uninvested cash. In addition, if the Master Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend.

     o EXPOSURE TO FINANCIAL INSTITUTION. Many instruments in which the Portfolio invests are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the Master Portfolio. Adverse developments in the banking industry may cause the Master Portfolio to underperform other money market funds that invest more broadly across different industries.

     o ASSET-BACKED SECURITIES RISK. Defaults on the underlying assets of the asset-backed securities held by the Master Portfolio may impair the value of the securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

     o REPURCHASE AGREEMENT RISK. If a seller is unable to honor its commitments, the Portfolio could lose money.

     o FOREIGN SECURITIES RISK. The Master Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

     o VARIABLE AND FLOATING RATE SECURITIES RISK: The extent of increases and decreases in the values of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Master Portfolio may forego the opportunity for price appreciation on the security.

PERFORMANCE

As of the date of this Prospectus, the Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns.

MANAGEMENT

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund (the "Adviser"). The Adviser has overall responsibility for the general management and administration of the Fund. The Master Portfolio in which the Fund invests is managed by SSgA FM, under the general oversight of the Board of Trustees of State Street Master Funds.

                                                                    FUND SUMMARY


PURCHASES AND SALES OF FUND SHARES

Please consult the prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund's shares:

ACCOUNT TYPE                              MINIMUM TO OPEN AN ACCOUNT       MINIMUM BALANCE
-------------------------------------------------------------------------------------------
Regular                                               $500                     $500
-------------------------------------------------------------------------------------------
IRA and Roth IRA                                      $500                     $500
-------------------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA) $500                     $500
-------------------------------------------------------------------------------------------
Automatic Investment Plan                             $500                     $500
-------------------------------------------------------------------------------------------

You may purchase, redeem or exchange shares of the Fund on any day when both the New York Stock Exchange and the Federal Reserve Bank are open.

You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through the Fund.

TAX INFORMATION

The Fund intends to make distributions. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains for federal income tax purposes whether they are reinvested in shares or received in cash. Please consult your tax advisor.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Additional information about risks associated with the Fund's and Master Portfolio's investment policies and investment strategies is provided below. Risks discussed below for the Master Portfolio expose the Fund to the same risks.

     o BANKING INDUSTRY RISK. If the Master Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Master Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the bank obligations of certain financial institutions, resulting in some cases in extreme price volatility and a lack of liquidity. Governments or their agencies may acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of certain bank obligations.

     o FOREIGN INVESTMENT RISK. The Master Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Master Portfolio can avoid currency risks during the settlement period for either purchases or sales.


     o INTEREST RATE RISK. During periods of rising interest rates, the Master Portfolio's yield generally is lower than prevailing market rates causing the value of the Master Portfolio to fall. In periods of falling interest rates, the Master Portfolio's yield generally is higher than prevailing market rates, causing the value of the Master Portfolio to rise. Typically, the more distant the expected cash flow that the Master Portfolio is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If the Master Portfolio owns securities that have variable or floating interest rates, as interest rates fall, the income the Master Portfolio receives from those securities also will fall.

     o CREDIT RISK. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Master Portfolio may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be down-graded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Master Portfolio, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

     o PREPAYMENT RISK AND EXTENSION RISK. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-backed securities and certain municipal securities.

          Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the Master Portfolio has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

          Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a the Master Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the Master Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

     o LIQUIDITY RISK. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for the Master Portfolio holding the securities to determine their values. The Master Portfolio holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The Master Portfolio also may not be able to sell the securities at any price.


     o MARKET RISK. The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U. S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments,

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

          their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Master Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and Master Portfolio themselves are regulated. Such legislation or regulation could limit or preclude the Fund's or Master Portfolio's ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Master Portfolio's portfolio holdings. Furthermore, volatile financial markets can expose the Master Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Portfolio.

     o MASTER/FEEDER STRUCTURE RISK. Unlike traditional mutual funds that invest directly in securities, the Fund pursues its objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Master Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

     o MONEY MARKET RISK. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in the Fund.


     o MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. As a result, mortgage and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditwor-thy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly knows as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly knows as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.


     o REPURCHASE AGREEMENT RISK. A repurchase agreement is an agreement to buy a security at one price from a seller and a simultaneous agreement to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as loans made by the Master Portfolio which are collateralized by the securities subject to repurchase. The Master Portfolio's investment return on such transactions will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements. If the Master Portfolio's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Master Portfolio may realize a loss.

     o U.S. GOVERNMENT SPONSORED ENTERPRISE RISK. U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. Investments in U.S. government sponsored enterprises may return less than investments in non-government fixed-income securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment policies described below reflect the Fund's and Master Portfolio's current practices. The Fund currently attempts to achieve its investment objective by investing substantially all of its investable assets in the Master Portfolio. In addition to the principal risks described above, other risks are described in some of the descriptions of the investment policies below:

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Master Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Master Portfolio invests in asset-backed securities, the values of such securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ECDS, ETDS AND YCDS. ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. These instruments have different risks than those associated with the obligations of domestic banks. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Master Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent permitted by applicable law or SEC exemptive relief. If the Master Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus, but also, indirectly, the similar expenses, including advisory and administrative fees, of the money market funds in which the Master Portfolio invests. Shareholders would also be exposed to the risks associated not only to the investments with the Master Portfolio (indirectly through the Fund's investment in the Master Portfolio) but also with the portfolio investments of the money market funds in which the Master Portfolio invests.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent participations in, or investments in pools secured by, mortgage loans. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.


Types of mortgage-related securities in which the Master Portfolio may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. GNMA is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount. Each Fannie Mae is issued and guaranteed by FNMA and represents an undivided interest in a pool of mortgage loans formed by FNMA. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Macs Certificates.

In September 2008, Fannie Mae and Freddie Mac (together, the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take steps to support the conservatorship, including steps to shore up the entities' capital base and funding to assist the entities in funding their regular business activities in the capital markets. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by the GSEs will continue to or will be successful.


Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Master Portfolio may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.


The Master Portfolio may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Master Portfolio may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.


SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES. The Master Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). This commercial paper is commonly called "Section 4(2) paper." The Master Portfolio may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a exempt transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it is subject to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally may be sold only to other qualified institutional buyers.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Section 4(2) paper or a Rule 144A security will not be considered illiquid for purposes of the Master Portfolio'slimitation on illiquid securities if SSgA FM (pursuant to guidelines adopted by the Board) determines that a liquid trading market for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information ("SAI") addresses the Fund's and Master Portfolio's limitation on illiquid securities.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. Although securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage-Backed Securities"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as: (1) the U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The Master Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by the Master Portfolio may include variable and floating rate instruments, which may have a stated maturity in excess of the Master Portfolio's general maturity limitations but which will, except for certain U.S. government obligations, permit the Master Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market for a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of its interest rate tends to assure that its value to the Master Portfolio will approximate its par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to the Master Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. SSgA FM will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Master Portfolio invests, and its ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITIONS. From time to time, the Master Portfolio may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Master Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Master Portfolio's holdings in temporary defensive positions may be inconsistent with the Master Portfolio's principal investment strategy, and, as a result, the Master Portfolio may not achieve its investment objective.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Fund's Board may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Master Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Master Portfolio and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Master Portfolio may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as the "Adviser", is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with its subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-asset management business with a fast growing worldwide distribution network.

The Adviser has overall responsibility for the general management and administration of the Fund. The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund does not invest substantially all of its investable assets in a master-feeder structure, the Adviser would receive an investment advisory fee at an annual rate of 0.10% of average daily net assets.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's Semi-Annual Report dated June 30, 2009.

The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA FM's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA managed approximately $1.91 trillion as of December 31, 2009 in investment programs and portfolios for institutional and individual investors. SSgA FM had over $168.4 billion in assets under management as of December 31, 2009.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class A, Class B and Class C shares through this Prospectus. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

CLASS A SHARES

     o    lower annual expenses than Class B and Class C shares

     o    no CDSC in most cases. See "Contingent Deferred Sales Charge (CDSC)"

     o Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually


CLASS B SHARES

     o direct purchases of Class B shares are not permitted. Class B shares may be acquired only by exchanging from Class B shares of other Henderson Global Funds

     o    higher annual expenses than Class A shares


     o a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions


     o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sales charges


CLASS C SHARES

     o direct purchases of Class C shares are not permitted. Class C shares may be acquired only by exchanging from Class C shares of other Henderson Global Funds


     o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions


     o    shares do not automatically convert to another class

     o    higher annual expenses than Class A shares

     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sales charges


Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

     o    how long you expect to own the shares

     o    how much you intend to invest

     o total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from distribution and service fees.


In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Henderson Global Funds with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Henderson Global Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

                                                    DESCRIPTION OF SHARE CLASSES

The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.


The Fund may waive the initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces. Investors may be charged a fee by such investment professionals if they affect transactions through them.


APPLICABLE SALES CHARGE -- CLASS B SHARES


Direct purchases of Class B shares are not permitted. Class B shares may be acquired only by exchanging from Class B shares of other Henderson Global Funds. A CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase of Class B shares of other Henderson Global Funds. The CDSC schedule for Class B shares is set forth under "Contingent Deferred Sales Charge."


CONVERSION FEATURE -- CLASS B SHARES:

     o Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to Class B shares.

     o You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.


     o If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.


     o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.


The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.


APPLICABLE SALES CHARGE -- CLASS C SHARES

Direct purchases of Class C shares of the Fund are not permitted. Class C shares may be acquired only by exchanging from Class C shares of other Henderson Global Funds. A 1% CDSC will apply to redemptions of shares made within twelve months of your original purchase of Class C shares of other Henderson Global Funds, as discussed below.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem Class A, Class B or Class C shares acquired through exchange from one or more other Henderson Global Funds and with respect to those shares:

     o Class A shares are redeemed within twelve months of a purchase where initial sales charges were waived as part of an investment of $1 million or more

     o    Class B shares are redeemed within six years of your original purchase

     o Class C shares are redeemed within twelve months of your original purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

YEARS SINCE PURCHASE                                  CDSC
First ..............................................  5.00%
Second .............................................  4.00%
Third ..............................................  4.00%
Fourth .............................................  3.00%
Fifth ..............................................  2.00%
Sixth ..............................................  1.00%
Seventh and thereafter .............................  0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Henderson Global Fund of which you may have exchanged for Class B or Class C shares of the Henderson Global Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period

DESCRIPTION OF SHARE CLASSES

of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

CDSC WAIVERS

The Fund will waive the CDSC payable upon redemptions of shares for:

     o death or disability (as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended) of the shareholder if such shares are redeemed within one year of death or determination of disability

     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

     o minimum required distributions made from an individual retirement account ("IRA") or other retirement plan account after you reach age 70 1[]2, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o    redemptions initiated by the Fund

     o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

     o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.


CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund.

     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.



In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.


The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Fund reserves the right to modify the following policies at any time and to reject any investment for any reason.


HOW TO PURCHASE SHARES

INITIAL PURCHASE
You may purchase Class A shares of the Fund on days the New York Stock Exchange
(NYSE) is open for trading, except that shares may not be purchased on Federal Reserve Bank holidays. See "Determination of Net Asset Value".

Direct purchases of Class B and Class C shares of the Fund are not permitted. Class B and Class C shares may be acquired only by exchanging from the same class of other Henderson Global Funds.

INVESTMENT MINIMUMS:
--------------------------------------------------------------------------------
                                                      MINIMUM TO OPEN    MINIMUM
TYPE OF ACCOUNT                                          AN ACCOUNT      BALANCE
--------------------------------------------------------------------------------
Regular                                                     $500          $500
--------------------------------------------------------------------------------
IRA and Roth IRA                                            $500          $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA)       $500          $500
--------------------------------------------------------------------------------
Automatic Investment Plan                                   $500          $500
--------------------------------------------------------------------------------

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.


The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.


We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund's share Class are appropriate for you. In addition, consider the Fund's investment objective, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine whether the Fund is appropriate for your situation and, if so, which share Class is most appropriate for your situation.


OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

Current shareholders may open a new identically registered account by one of the following methods:

     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:
          State Street Bank and Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          ABA # 0110-0002-8
          Attn: Henderson Global Funds
          Deposit DDA #9905-541-0
          FBO: (please specify the Fund name, account number and name(s) on account);

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Fund does not accept foreign correspondent or foreign private banking accounts.

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Henderson Global Fund in your account:

     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

     o    exchange shares from another Henderson Global Fund

     o through an Automatic Investment Plan (please see "Investor Services and Programs-Purchase and Redemption Programs" for details)


HOW TO EXCHANGE SHARES

You can exchange your shares in the Fund for shares of the same class of other Henderson Global Funds by having your financial adviser process your exchange request or by contacting shareholder services directly. Exchanges of Class A shares that were previously subject to initial sales charges or meet the conditions for sales charge waivers as described in the then current prospectus for the relevant Henderson Global Fund will be transacted at NAV. Exchanges of Class A shares that were not previously subject to initial sales charges and do not meet the conditions for sales charge waivers will be transacted at Public Offering Price ("POP"). Please refer to the current prospectus for the relevant Henderson Global Fund. Exchanges of Class B and Class C shares will always be transacted at NAV. You may exchange between shares of the Fund and shares of other Henderson Global Funds only on days where both the NYSE and the Federal Reserve Bank are open. See "Determination of Net Asset Value". Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged from other Henderson Global Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described in the prospectus for those Funds.

HOW TO REDEEM SHARES


You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.


Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days

     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)


     o You want the check made payable to someone other than the account owner



OTHER CONSIDERATIONS


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of the Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on a government list of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund is intended to serve as a liquid, short-term investment. Consequently, the Fund has no specific limits on trading frequency. However, trading activity in the Fund will be monitored as part of the procedures designed to deter or detect short-term trading and other excessive trading practices in other Henderson Global Funds.

You are permitted to make exchanges between the Class A, Class B or Class C shares of the Fund and the same share class of other Henderson Global Funds; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable for federal income tax purposes in the same manner as cash distributions. In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected pursuant to Rule 18f-1 under the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

     o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; capital gain distributions reinvested in additional shares

     o    Dividend and capital gain distributions in cash

     o Dividend and capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice



Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the NAV as of the close of business on the reinvestment date, which is NAV next computed for the Fund. See "Other Information-Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS


For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B and Class C shares, without extra charge.

AUTOMATIC INVESTMENT PLAN (CLASS A ONLY). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Henderson Global Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan.

Exchanges of Class A shares from the Fund to Class A shares of other Henderson Global Funds may be subject to sales charges as described under "How to Exchange Shares". Exchanges of Class A shares into the Fund or between Class B and Class C shares of the Fund and other Henderson Global Funds will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice. For more information about exchanging out of a Henderson Global Fund, you should consult that Henderson Global Fund's prospectus.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same class of another Henderson Global Fund.


SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE


The price at which you buy or sell shares of the Fund is the net asset value per share (NAV). The NAV of each class of shares is calculated every business day as of the close of regular trading on the NYSE -- normally 4:00 pm Eastern time, but sometimes earlier (referred to as the valuation time). The days on which the NYSE is closed are listed in the SAI. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. On days when the fixed income markets close before the NYSE or when the Federal Reserve Cash Settlement System closes earlier than normal, the valuation time may be accelerated.


To the extent that the Fund's assets consist of investments in the Master Portfolio, the Fund will calculate its share price using the NAV of those investments as reported by the Master Portfolio.

In order to help it meet its goal of maintaining a steady $1.00 NAV, the Master Portfolio uses the amortized cost method to value its portfolio instruments. In this method, an instrument is initially valued at its actual cost, and over time its value is assumed to move in a straight line toward its value at maturity, regardless of actual market value.

Investments in the Fund must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares of the Fund, either directly or by exchange from other Henderson Global Funds, because the Federal Funds wiring does not occur on these holidays. You will begin accruing dividends on the business day following the business day your purchase request is received and paid for. Dividends will accrue through the day of redemption.

Your purchase or redemption order will be executed at the NAV next calculated if your order is complete (has all the required information) and shareholder services receives your order by the valuation time. Orders received after the valuation time are treated as having arrived on the next business day. Upon redemption, any required withholding tax will be deducted from your redemption proceeds.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made at least annually in December.

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund intends to elect to be treated and qualify each year as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to you as long-term capital gain, regardless of how long you may have held shares of the Fund. The maximum federal income tax rate on ordinary income is currently 35%, while long-term capital gains are taxable to individual and other noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010.

See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Because the Fund seeks to maintain a stable share price, it is unlikely that you will have a capital gain or loss for federal income tax purposes when you sell your Fund shares.

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in the Fund.

The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service. If you are neither a citizen nor a resident of the U.S., the Fund will generally withhold U.S. federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

UNIQUE NATURE OF THE FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

OTHER INFORMATION

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS


The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Henderson Global Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by ___________, independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                      This page intentionally left blank.

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments will be available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more details about the Fund and its policies. The SAI dated April 20, 2009 is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).


You can make inquiries and request other information, including the SAI and annual or semi-annual reports, free of charge, as provided below.


TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
clo Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You will be able to find more information about the Fund on the Internet at http://www.hendersonglobalinvestors.com, including copies of the SAI and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the SAI from the Securities and Exchange Commission as follows:


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
(The SEC charges a fee to copy documents.)


BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET on the EDGAR Database at http//www.sec.gov

SEC file number: 811-10399

Logo: Henderson Global Investors

                                                          HENDERSON GLOBAL FUNDS

PROSPECTUS

APRIL 30, 2010


HENDERSON MONEY MARKET FUND
CLASS Z SHARES (HFZXX)

HENDERSON MONEY MARKET FUND                                       APRIL 30, 2010

                                                          CLASS Z SHARES (HFZXX)
PROSPECTUS




THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON MONEY MARKET FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO MAXIMIZE CURRENT INCOME, TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 PER SHARE NET ASSET VALUE, BY INVESTING IN U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS (THE "TRUST").


AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

FUND SUMMARY ...............................................................   4

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ...............   8

MANAGEMENT OF THE FUND .....................................................  13
HOW TO PURCHASE AND REDEEM SHARES ..........................................  14
OTHER INFORMATION. .........................................................  15
FINANCIAL HIGHLIGHTS .......................................................  17
BACK COVER FOR ADDITIONAL INFORMATION ......................................  18

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in U.S. dollar-denominated money market instruments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                      CLASS Z SHARES (a)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)           None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee
   (as a percentage of the amount redeemed)                None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
                                                      CLASS Z SHARES
--------------------------------------------------------------------------------
Management Fees (b)                                        0.10%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                   None
--------------------------------------------------------------------------------
Other Expenses                                               %
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         %
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement (c)                  %
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement                                 %
--------------------------------------------------------------------------------

(a) Class Z shares are only available for purchase by other series of Henderson Global Funds.

(b) This fee is the investment advisory fee paid by the State Street Money Market Portfolio (the "Master Portfolio"), a registered open-end fund, to SSgA Funds Management, Inc. ("SSgA FM"), the manager of the Master Portfolio. The Advisor receives no management fee for any period in which the Fund invests substantially all of its investable assets in a master-feeder structure.

(c) The Fund's adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses to 0.40% of the Fund's average daily net assets, excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses such as litigation or other expenses incurred in the ordinary course of business. The Fund's Expense Limitation Agreement shall terminate either upon the earlier of the termination of the Advisory Agreement or on July 31, 2012.

                                                                    FUND SUMMARY

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. The expense example assumes that the Adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1-YEAR         3-YEAR         5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Class Z                       $             $               $              $
--------------------------------------------------------------------------------
You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
                           1-YEAR         3-YEAR         5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Class Z                       $             $               $              $
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests as part of a "master-feeder" structure. The Fund described in this Prospectus operates as a "feeder fund" which means that the Fund invests in a separate mutual fund, or a "master fund", which in turn purchases investment securities.

The Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the "Master Portfolio"), a series of a separately registered open-end management investment company called the State Street Master Funds. The Master Portfolio has a substantially identical investment objective, investment policies, and risks as the Fund. SSgA Funds Management, Inc. ("SSgA FM") is the investment adviser of the Master Portfolio. All discussions about the Fund's investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund's Board of Trustees ("Board") determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, Henderson Global Investors (North America) Inc. (the "Adviser") may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Fund invests substantially all of its investable assets in the Master Portfolio.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio's investment adviser bases its decisions on the relative attractiveness of different money market instruments. In the adviser's opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. The Master Portfolio considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the fund's investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

FUND SUMMARY

PRINCIPAL INVESTMENT RISKS

As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares, may fluctuate. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risks discussed below for the Master Portfolio expose the Fund to the same risks. The principal risks that could adversely affect the total return on your investment include:

     o    RISKS OF INVESTING PRINCIPALLY IN MONEY MARKET INSTRUMENTS:

          o Interest Rate Risk--The risk that interest rates will rise, causing the value of the Master Portfolio's investments to fall. Also, the risk that as interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

          o Credit Risk--The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Portfolio's income and the market value of the instrument.

          o Liquidity Risk--The risk that the Master Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Master Portfolio.

     o RISK ASSOCIATED WITH MAINTAINING A STABLE SHARE PRICE. To the extent that the aggregate market value of the Master Portfolio's assets materially varies from the aggregate of the acquisition prices of those assets, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

     o MASTER/FEEDER STRUCTURE RISK. The Fund's performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

     o LOW SHORT-TERM INTEREST RATES. As short-term interest rates approach 0%, the Master Portfolio may maintain substantial cash balances. The Master Portfolio typically does not receive any income from uninvested cash. In addition, if the Master Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend.

     o EXPOSURE TO FINANCIAL INSTITUTION. Many instruments in which the Portfolio invests are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the Master Portfolio. Adverse developments in the banking industry may cause the Master Portfolio to underperform other money market funds that invest more broadly across different industries.

     o ASSET-BACKED SECURITIES RISK. Defaults on the underlying assets of the asset-backed securities held by the Master Portfolio may impair the value of the securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

     o REPURCHASE AGREEMENT RISK. If a seller is unable to honor its commitments, the Portfolio could lose money.

     o FOREIGN SECURITIES RISK. The Master Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

     o VARIABLE AND FLOATING RATE SECURITIES RISK: The extent of increases and decreases in the values of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Master Portfolio may forego the opportunity for price appreciation on the security.

FUND SUMMARY

PERFORMANCE

As of the date of this Prospectus, the Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns.

MANAGEMENT

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund (the "Adviser") The Adviser has overall responsibility for the general management and administration of the Fund. The Master Portfolio in which the Fund invests is managed by SSgA FM, under the general oversight of the Board of Trustees of State Street Master Funds.

PURCHASES AND SALES OF FUND SHARES

Class Z shares of the Fund are only available for purchase by other series of Henderson Global Funds or by certain other clients of the Adviser as shall be determined by the Adviser from time to time. The minimum investment requirement is $10,000,000, although the Adviser may waive the minimum in its discretion.

You may purchase, redeem or exchange shares of the Fund on any day when both the New York Stock Exchange and the Federal Reserve Bank are open.

You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through the Fund.

TAX INFORMATION

The Fund intends to make distributions. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains for federal income tax purposes whether they are reinvested in shares or received in cash. Please consult your tax advisor.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Additional information about risks associated with the Fund's and Master Portfolio's investment policies and investment strategies is provided below. Risks discussed below for the Master Portfolio expose the Fund to the same risks.

     o BANKING INDUSTRY RISK. If the Master Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Master Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the bank obligations of certain financial institutions, resulting in some cases in extreme price volatility and a lack of liquidity. Governments or their agencies may acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of certain bank obligations.

     o FOREIGN INVESTMENT RISK. The Master Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Master Portfolio can avoid currency risks during the settlement period for either purchases or sales.


     o INTEREST RATE RISK. During periods of rising interest rates, the Master Portfolio's yield generally is lower than prevailing market rates causing the value of the Master Portfolio to fall. In periods of falling interest rates, the Master Portfolio's yield generally is higher than prevailing market rates, causing the value of the Master Portfolio to rise. Typically, the more distant the expected cash flow that the Master Portfolio is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If the Master Portfolio owns securities that have variable or floating interest rates, as interest rates fall, the income the Master Portfolio receives from those securities also will fall.

     o CREDIT RISK. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Master Portfolio may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Master Portfolio, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

     o PREPAYMENT RISK AND EXTENSION RISK. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-backed securities and certain municipal securities.

          Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the Master Portfolio has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield- to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Master Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the Master Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

     o LIQUIDITY RISK. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for the Master Portfolio holding the securities to determine their values. The Master Portfolio holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The Master Portfolio also may not be able to sell the securities at any price.


     o MARKET RISK. The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

          instruments in which the Master Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and Master Portfolio themselves are regulated. Such legislation or regulation could limit or preclude the Fund's or Master Portfolio's ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Master Portfolio's portfolio holdings. Furthermore, volatile financial markets can expose the Master Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Portfolio.

     o MASTER/FEEDER STRUCTURE RISK. Unlike traditional mutual funds that invest directly in securities, the Fund pursues its objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Master Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

     o MONEY MARKET RISK. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in the Fund.


     o MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. As a result, mortgage and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly knows as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly knows as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.


     o REPURCHASE AGREEMENT RISK. A repurchase agreement is an agreement to buy a security at one price from a seller and a simultaneous agreement to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as loans made by the Master Portfolio which are collateralized by the securities subject to repurchase. The Master Portfolio's investment return on such transactions will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements. If the Master Portfolio's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Master Portfolio may realize a loss.

     o U.S. GOVERNMENT SPONSORED ENTERPRISE RISK. U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U. S. government, by an agency or instrumentality of the U. S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. Investments in U.S. government sponsored enterprises may return less than investments in non-government fixed-income securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment policies described below reflect the Fund's and Master Portfolio's current practices. The Fund currently attempts to achieve its investment objective by investing substantially all of its investable assets in the Master Portfolio. In addition to the principal risks described above, other risks are described in some of the descriptions of the investment policies below:

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Master Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Master Portfolio invests in asset-backed securities, the values of such securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ECDS, ETDS AND YCDS. ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. These instruments have different risks than those associated with the obligations of domestic banks. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Master Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent permitted by applicable law or SEC exemptive relief. If the Master Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus, but also, indirectly, the similar expenses, including advisory and administrative fees, of the money market funds in which the Master Portfolio invests. Shareholders would also be exposed to the risks associated not only to the investments with the Master Portfolio (indirectly through the Fund's investment in the Master Portfolio) but also with the portfolio investments of the money market funds in which the Master Portfolio invests.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent participations in, or investments in pools secured by, mortgage loans. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.


Types of mortgage-related securities in which the Master Portfolio may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. GNMA is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount. Each Fannie Mae is issued and guaranteed by FNMA and represents an undivided interest in a pool of mortgage loans formed by FNMA. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.

In September 2008, Fannie Mae and Freddie Mac (together, the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take steps to support the conservatorship, including steps to shore up the entities' capital base and funding to assist the entities in funding their regular business activities in the capital markets. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by the GSEs will continue to or will be successful.


Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Master Portfolio may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.


The Master Portfolio may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Master Portfolio may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.


SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES. The Master Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). This commercial paper is commonly called "Section 4(2) paper." The Master Portfolio may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a exempt transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it is subject to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally may be sold only to other qualified institutional buyers.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Section 4(2) paper or a Rule 144A security will not be considered illiquid for purposes of the Master Portfolio's limitation on illiquid securities if SSgA FM (pursuant to guidelines adopted by the Board) determines that a liquid trading market for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information ("SAI") addresses the Fund's and Master Portfolio's limitation on illiquid securities.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. Although securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage-Backed Securities"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as: (1) the U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The Master Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by the Master Portfolio may include variable and floating rate instruments, which may have a stated maturity in excess of the Master Portfolio's general maturity limitations but which will, except for certain U.S. government obligations, permit the Master Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market for a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of its interest rate tends to assure that its value to the Master Portfolio will approximate its par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to the Master Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. SSgA FM will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Master Portfolio invests, and its ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITIONS. From time to time, the Master Portfolio may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Master Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Master Portfolio's holdings in temporary defensive positions may be inconsistent with the Master Portfolio's principal investment strategy, and, as a result, the Master Portfolio may not achieve its investment objective.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Fund's Board may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Master Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Master Portfolio and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Master Portfolio may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as the "Adviser", is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with its subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-asset management business with a fast growing worldwide distribution network.

The Adviser has overall responsibility for the general management and administration of the Fund. The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund does not invest substantially all of its investable assets in a master-feeder structure, the Adviser would receive an investment advisory fee at an annual rate of 0.10% of average daily net assets.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's Semi-Annual Report dated June 30, 2009.

The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA FM's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA managed approximately $1.91 trillion as of December 31, 2009 in investment programs and portfolios for institutional and individual investors. SSgA FM had over $168.4 billion in assets under management as of December 31, 2009.

HOW TO PURCHASE AND REDEEM SHARES

Class Z shares are only available for purchase by other series of Henderson Global Funds or by certain other clients of the Adviser as shall be determined by the Adviser from time to time.

Shares may be purchased on days the New York Stock Exchange (NYSE) is open for trading, except that shares may not be purchased on Federal Reserve Bank holidays. See "Determination of Net Asset Value".

The minimum initial investment is $10 million, although the Adviser may waive the minimum in its discretion.

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE ORDERS. The Fund reserves the right to cease accepting investments at any time or reject any investment order. In addition, the Fund may limit the amount of a purchase order received after 3:00 p.m. EST.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on a government list of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund is intended to serve as a liquid, short-term investment. Consequently, the Fund has no specific limits on trading frequency.

IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable for federal income tax purposes in the same manner as cash distributions. In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected pursuant to Rule 18f-1 under the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

The price at which you buy or sell shares of the Fund is the net asset value per share (NAV). The NAV of each class of shares is calculated every business day as of the close of regular trading on the New York Stock Exchange (NYSE) -- normally 4:00 pm Eastern time, but sometimes earlier (referred to as the valuation time). The days on which the NYSE is closed are listed in the SAI. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. On days when the fixed income markets close before the NYSE or when the Federal Reserve Cash Settlement System closes earlier than normal, the valuation time may be accelerated.

To the extent that the Fund's assets consist of investments in the Master Portfolio, the Fund will calculate its share price using the NAV of those investments a reported by the Master Portfolio.

In order to help it meet its goal of maintaining a steady $1.00 NAV, the Master Portfolio uses the amortized cost method to value its portfolio instruments. In this method, an instrument is initially valued at its actual cost, and over time its value is assumed to move in a straight line toward its value at maturity, regardless of actual market value.

Investments in the Fund must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares of the Fund because the Federal Funds wiring does not occur on these holidays. You will begin accruing dividends on the business day your purchase request is received by shareholder services if your purchase request is received and paid for by 3:00 p.m. EST. Dividends will accrue through the day of redemption.

Your purchase or redemption order will be executed at the NAV next calculated if your order is complete (has all the required information) and shareholder services receives your order by the valuation time. Orders received after the valuation time are treated as having arrived on the next business day. Upon redemption, any required withholding tax will be deducted from your redemption proceeds.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made at least annually in December.

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund intends to elect to be treated and qualify each year as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to you as long-term capital gain, regardless of how long you may have held shares of the Fund. The maximum federal income tax rate on ordinary income is currently 35%, while long-term capital gains are taxable to individual and other noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010.

Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares or received in cash.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Because the Fund seeks to maintain a stable share price, it is unlikely that you will have a capital gain or loss for federal income tax purposes when you sell your Fund shares.

The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service. If you are neither a citizen

OTHER INFORMATION

nor a resident of the U.S., the Fund will generally withhold U.S. federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to nonresident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

UNIQUE NATURE OF THE FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Fund produces financial reports every six months and updates the Prospectus at least annually. To avoid sending duplicate copies of materials to households, only one copy of the Henderson Global Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by _________________, independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337) .


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:


ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments will be available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more details about the Fund and its policies. The SAI dated April 20, 2009 is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).


You can make inquiries and request other information, including the SAI and annual or semi-annual reports, free of charge, as provided below.


TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON
(or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
clo Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You will be able to find more information about the Fund on the Internet at http://www.hendersonglobalinvestors.com, including copies of the SAI and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the SAI from the Securities and Exchange Commission as follows:

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
(The SEC charges a fee to copy documents.)


BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http//www.sec.gov

SEC file number: 811-10399

Logo: Henderson Global Investors


HENDERSON GLOBAL FUNDS

PROSPECTUS

APRIL 30, 2010


WORLDWIDE INCOME FUND (HFAAX, HFABX, HFACX)

HENDERSON WORLDWIDE INCOME FUND                                   APRIL 30, 2010

PROSPECTUS                                                        CLASS A SHARES
                                                                  CLASS B SHARES
                                                                  CLASS C SHARES




THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON WORLDWIDE INCOME FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE HENDERSON WORLDWIDE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.

AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
FUND SUMMARY ...............................................................   4
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ...............  10
MANAGEMENT OF THE FUND .....................................................  13
DESCRIPTION OF SHARE CLASSES ...............................................  14
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................  19
INVESTOR SERVICES AND PROGRAMS .............................................  24
OTHER INFORMATION ..........................................................  25
FINANCIAL HIGHLIGHTS .......................................................  28
BACK COVER FOR ADDITIONAL INFORMATION ......................................  30

FUND SUMMARY


INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled "Sales Charge Reductions -- Class A Shares" and "Sales Charge Waivers -- Class A Shares" on page[s] [ ] of the Fund's Prospectus and the section entitled "Purchases, Exchanges and Redemption Information" on page [ ] of the Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)         4.75%(a)           None             None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)                    None(b)         5.00%(c)         1.00%(d)
------------------------------------------------------------------------------------------------------
Redemption Fee
   (as a percentage of the amount redeemed) (e)            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY
   EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------
Management Fees                                            0.75%            0.75%            0.75%
------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                   0.25%            1.00%            1.00%
------------------------------------------------------------------------------------------------------
Other Expenses                                               %                %                %
------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                              %                %                %
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         %                %                %
------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement (f)                  %                %                %
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver
   and/or Expense Reimbursement                              %                %                %
------------------------------------------------------------------------------------------------------

(a) The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(b) A contingent deferred sales charge ("CDSC") of 1% is applied to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as a part of an investment of $1 million or more.

(c)  The CDSC payable upon redemption of Class B shares declines over time.

(d) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(e) Shares redeemed within 30 days of purchase, including redemptions in connection with exchanges, may be subject to a 2.00% redemption fee.

(f) The Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund's average daily net assets. The Fund's Expense Limitation Agreement shall terminate either upon the earlier of the termination of the Advisory Agreement or on July 31, 2020.

                                                                    FUND SUMMARY


EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested and that the Fund's operating expenses remain the same.
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions. The expense example assumes that the adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense example also reflects the conversion of Class B shares to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1-YEAR     3-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Class A                                   $          $          $          $
--------------------------------------------------------------------------------
Class B                                   $          $          $          $
--------------------------------------------------------------------------------
Class C                                   $          $          $          $
--------------------------------------------------------------------------------
You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
                                        1-YEAR     3-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Class A                                   $          $          $          $
--------------------------------------------------------------------------------
Class B                                   $          $          $          $
--------------------------------------------------------------------------------
Class C                                   $          $          $          $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [____]% of the average value of its portfolio. The Fund recently changed its fiscal year end from July 31 to December 31 so the most recent fiscal year information reported is for a five month period and annualized.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or "junk bonds") including foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, US investment grade corporate debt and US government debt securities. The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

The managers use a process that combines a bottom-up approach to individual security selection rooted in thorough independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer's:

     o    experience and managerial strength

     o    debt service capability

     o    operating outlook

     o    sensitivity to economic conditions

     o    current financial condition

     o    liquidity and access to capital

     o    asset protection

     o    structural issues

FUND SUMMARY

     o    covenant protection

     o    equity sponsorship


The managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund's portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

     o evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

     o evaluation of country and regional economic environment to support country allocation decisions

     o analysis of industry weightings including stability and growth of industries, cash flows and/or positive equity momentum


The Fund will generally consider selling a security when in the managers' opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the managers' opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This principle is called leverage. The Fund may borrow money to the extent permissible by the Investment Company Act of 1940, as amended (the "1940 Act"), currently up to 33 1 / 3% of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt and private placements. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may use derivatives for both hedging and non-hedging purposes. Derivatives are financial instruments whose value is derived from the value of another security, a commodity (such as gold or oil), currency or an index. Examples of derivatives include forwards, options, contracts for differences, indexed securities, swaps, futures and options on futures. To the extent the Fund purchases derivatives, they will typically be used for hedging purposes. Using derivatives may involve greater risks to the Fund than investing directly in securities.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

PRINCIPAL INVESTMENT RISKS

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

     o HIGH YIELD SECURITIES RISK. High yield securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

     o CREDIT/DEFAULT RISK. The risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below

                                                                    FUND SUMMARY


investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

     o MARKET RISK. The risk that deteriorating market conditions might cause a general weakness in the market that reduces the overall value of debt securities in the market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. The Fund may also invest in equity securities. Equity investments, such as common stocks, are subject to greater fluctuations in market value than other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends and general economic conditions.

     o ISSUER RISK. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

     o INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may pre-pay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as pre-payment risk and may reduce the Fund's income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security's duration and reduce the value of the debt security. (This is known as extension risk.)

     o LIQUIDITY RISK. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

     o LEVERAGE RISK. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 331/3% of its total assets, including the amount borrowed. This leverage creates risks not associated with unleveraged funds having a similar investment objective and which may adversely affect the return to shareholders of the Fund, including: the likelihood of greater volatility of net asset value; fluctuations in the interest rates on borrowings and short-term debt; increased operating costs, which may reduce the Fund's total return; and the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowings remain fixed. Since the Fund pays the adviser based on the Fund's averaged managed assets, which include the proceeds of any leverage, the Adviser's fee will be higher if the Fund is leveraged and the adviser will have an incentive to leverage the Fund.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o DERIVATIVES RISK. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.

     o FREQUENT TRADING RISK. The risk that frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The Fund's portfolio turnover rate may be 100% or more.

FUND SUMMARY


PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart are for the Fund's Class A shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)
per calendar year

Bar Chart:
2004    10.64
2005     2.56
2006    10.36
2007     3.36
2008   -38.69
2009

During the six-year period ended December 31, 2009, the Fund's highest and lowest quarterly returns were 5.32% and -24.95% for the quarters ended September 30, 2004 and December 31, 2008, respectively.

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2009
(including maximum sales charges)

                                                       1 YEAR %    5 YEARS %   SINCE INCEPTION %
------------------------------------------------------------------------------------------------
CLASS A (Inception 9/30/2003)
Return Before Taxes
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares
------------------------------------------------------------------------------------------------
CLASS B (Inception 9/30/2003)
Return Before Taxes
------------------------------------------------------------------------------------------------
CLASS C (Inception 9/30/2003)
Return Before Taxes
------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond Index [ex US MBS]
  (reflects no deductions for fees, expenses or taxes)
------------------------------------------------------------------------------------------------

The index returns from inception for Class A, B and C shares are as of September 30, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B and C shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

                                                                    FUND SUMMARY

MANAGEMENT

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. The following individuals make up the Fund's portfolio management team:

     o John Pattullo, Portfolio Manager, has been a member of the Fund's portfolio management team since December, 2008.

     o Jenna Barnard, Portfolio Manager, has been a member of the Fund's portfolio management team since December, 2008.


PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund's shares:

ACCOUNT TYPE                    MINIMUM TO OPEN AN ACCOUNT       MINIMUM BALANCE
Regular                                    $500                       $500
--------------------------------------------------------------------------------
IRA and Roth IRA                           $500                       $500
--------------------------------------------------------------------------------
Coverdell Education Savings
 Account (Educational IRA)                 $500                       $500
--------------------------------------------------------------------------------
Automatic Investment Plan                  $500                       $500
--------------------------------------------------------------------------------

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly through the Fund.

TAX INFORMATION

The Fund intends to make distributions. Holders of Class A, Class B and Class C shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund's ability to meet its investment objective.

INVESTMENT RISKS

     o COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

          Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

     o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

          o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar.

          o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

          o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

          o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.

          o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value the Fund's foreign investments.

          o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

          o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

          o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund's foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are US dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

     o DEFENSIVE INVESTMENT STRATEGIES. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political con ditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund's defensive investment position may not be effective in protecting its value.

     o REIT RISK. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.


     o SECURITIES LOANS. The Fund may make secured loans of its portfolio securities amounting to not more than 331/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.


     o IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


          other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

     o INFLATION RISK. The risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money.

     o REINVESTMENT RISK. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio's current earnings rate.

     o ZERO-COUPON BONDS RISK. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

     o OVERWEIGHTING IN CERTAIN MARKET SECTORS RISK. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the managers' perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.


CHANGES IN POLICIES AND ADDITIONAL INFORMATION

          CHANGES IN POLICIES. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except with respect to the Fund's policy to invest at least 80% of its net assets in income producing securities.

          ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

          DISCLOSURE OF PORTFOLIO HOLDINGS The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

The Adviser provides services and facilities to the Fund. For the most recent fiscal year, the Fund paid the Adviser a monthly fee at an annual rate of the Fund's average managed assets as set forth below:(1)

                0.75% for the first $1 billion;
                0.70% for the next $500 million; and
                0.65% on the balance thereafter.

(1) The fee is based upon the Fund's average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average managed assets, which include the proceeds of any leverage, the Adviser's fee will be higher if the Fund is leveraged.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's Annual Report dated July 31, 2009.

PORTFOLIO MANAGEMENT

John Pattullo is a Portfolio Manager of the Fund. Mr. Pattullo is Head of Retail Fixed Income with responsiblilty for fixed income portfolios investing in investment grade and higher yielding fixed income securities. He joined Henderson Global Investors in 1997 and has over 13 years of experience in the industry.

Jenna Barnard is a Portfolio Manager of the Fund. Ms. Barnard is Director of Retail Fixed Income responsible for fixed income portfolios investing in investment grade and higher yielding fixed income securities. Ms. Barnard joined Henderson Global Investors in 2002 and has over 8 years of experience in the industry.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class A, Class B, and Class C shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

CLASS A SHARES

     o front end sales charge. There are several ways to reduce these sales charges

     o    lower annual expenses than Class B and Class C shares

     o no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

     o Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under "Sales Charge Waivers -- Class A Shares."

CLASS B SHARES

     o no front end sales charge. All your money goes to work for you right away

     o    individual purchase transactions are limited to amounts less than
          $100,000

     o    higher annual expenses than Class A shares

     o a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions

     o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually


CLASS C SHARES

     o no front end sales charge. All your money goes to work for you right away

     o individual purchase transactions are limited to amounts less than $1,000,000

     o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions

     o    shares do not convert to another Class

     o    higher annual expenses than Class A shares

     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges


Class B and Class C shares are not intended for purchase in amounts equal to or greater than $100,000 and $1,000,000, respectively. You and/or your financial adviser are responsible for ensuring that your investment in Class B or Class C shares does not exceed those limits. The Fund cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class B or Class C shares to exceed the limits imposed on individual transactions.

Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

     o    how long you expect to own the shares

     o    how much you intend to invest

     o total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of

THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.

                                                    DESCRIPTION OF SHARE CLASSES

shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

APPLICABLE SALES CHARGE -- CLASS A SHARES

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                               SALES CHARGE*         DEALER
                                             AS PERCENTAGE OF:     REALLOWANCE
                                           --------------------        AS A
                                                                   PERCENTAGE
                                           OFFERING NET AMOUNT        OF THE
AMOUNT OF PURCHASE                          PRICE    INVESTED     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                          4.75%      4.99%          4.25%
--------------------------------------------------------------------------------
$50,000 but
  less than $100,000                       4.50%      4.71%          4.00%
--------------------------------------------------------------------------------
$100,000 but
  less than $250,000                       3.50%      3.63%          3.00%
--------------------------------------------------------------------------------
$250,000 but
  less than $500,000                       2.50%      2.56%          2.25%
--------------------------------------------------------------------------------
$500,000 but
  less than $1,000,000                     2.00%      2.04%          1.75%
--------------------------------------------------------------------------------
$1,000,000 or more                         None**     None**         None***
--------------------------------------------------------------------------------

* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

** No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under "Sales Charge Waivers -- Class A Shares" are not eligible for sales commissions on purchases of $1 million or more.

DESCRIPTION OF SHARE CLASSES

YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.


SALES CHARGE REDUCTIONS -- CLASS A SHARES

You may qualify for reduced sales charges in the following cases:

o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

     You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

o RIGHTS OF ACCUMULATION. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your cur rent purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint dis count, a member of your "immediate family" includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

     o    Individual accounts

     o    Joint accounts between the individuals described above

     o    Certain fiduciary accounts

     o    Single participant retirement plans

     o    Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 4.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund's shares.

This information is available, free of charge, on the Fund's website. Please visit www.hendersonglobalinvestors.com (click on the link titled "Sales Charge Information" in the Mutual Funds section). You may also call 866.3HENDERSON (or 866.343.6337) or consult with your financial adviser.

SALES CHARGE WAIVERS -- CLASS A SHARES

The Fund will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs

     2. Purchase by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise

     3. Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund or another Henderson Global Fund, provided the reinvestment is made within 90 days of the redemption

     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more

     5. Purchase by a unit investment trust registered under the 1940 Act, which has shares of the Fund as a principal investment

     6. Purchase by a financial institution purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds' distributor ("Distributor")

     7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master

                                                    DESCRIPTION OF SHARE CLASSES

          account of such investment adviser or financial planner on the books and records of a broker or agent

     8. Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a "rabbi trust" provided that:

          o    the plan's assets are at least $1,000,000; or

          o there are at least 100 employees eligible to participate in the plan

          Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge.

     9. Purchase by all current and certain former employees of the Adviser, its affiliates or an entity with a selling agreement with the Distributor to sell the Fund's shares

     10.  Purchase by a current or former Trustee of the Trust

     11.  Any member of the immediate family of a person qualifying under (9) or
          (10), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships

     12. Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337).

APPLICABLE SALES CHARGE -- CLASS B SHARES

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."

Brokers that initiate and are responsible for purchases of such Class B shares of that Fund may receive a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of a Fund.

CONVERSION FEATURE -- CLASS B SHARES:

     o Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

     o You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.

     o If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

     o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.


The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.


APPLICABLE SALES CHARGE -- CLASS C SHARES

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of the Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of that Fund.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

     o    Class B shares within six years of purchase

     o    Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

YEARS SINCE PURCHASE                            CDSC
First ........................................  5.00%
Second .......................................  4.00%
Third ........................................  4.00%
Fourth .......................................  3.00%
Fifth ........................................  2.00%
Sixth ........................................  1.00%
Seventh and thereafter .......................  0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the

DESCRIPTION OF SHARE CLASSES

purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS
The Fund will waive the CDSC payable upon redemptions of shares for:

     o death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o    redemptions initiated by the Fund

     o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

     o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.


CDSC AGING SCHEDULE
As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund

     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.


In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.


The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Fund reserves the right to modify the following policies at any time and to reject any investment for any reason.

HOW TO PURCHASE SHARES
INITIAL PURCHASE

Investment Minimums:
--------------------------------------------------------------------------------
                                                      MINIMUM TO OPEN    MINIMUM
TYPE OF ACCOUNT                                          AN ACCOUNT      BALANCE
--------------------------------------------------------------------------------
Regular                                                      $500          $500
--------------------------------------------------------------------------------
IRA and Roth IRA                                             $500          $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA)        $500          $500
--------------------------------------------------------------------------------
Automatic Investment Plan                                    $500          $500
--------------------------------------------------------------------------------

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.


When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund's share Class are appropriate for you. In addition, consider the Fund's investment objective, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine whether the Fund is appropriate for your situation and, if so, which share Class is most appropriate for your situation.


OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

Current shareholders may open a new identically registered account by one of the following methods:

     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

          State Street Bank and Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          ABA # 0110-0002-8
          Attn: Henderson Global Funds
          Deposit DDA #9905-541-0
          FBO: (please specify the Fund name, account number and name(s) on account);


You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Fund does not accept foreign correspondent or foreign private banking accounts.

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Henderson Global Fund in your account:

     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above


     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request


     o    exchange shares from another Henderson Global Fund

     o through an Automatic Investment Plan (please see "Investor Services and Programs -- Purchase and Redemption Programs" for details)


HOW TO EXCHANGE SHARES

You can exchange your shares in the Fund for shares of the same Class of other Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Frequent Purchases and Redemptions of Fund Shares."

You can exchange your shares for shares of the same Class of the Henderson Money Market Fund on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares of the Henderson Money Market Fund by exchange because the Federal Funds wiring does not occur on these holidays.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" means shareholder services has received a letter with the name of the Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.


Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

          Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.


SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days

     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

     o You want the check made payable to someone other than the account owner


OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of the Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES.
The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under "Other Considerations--Right to Reject or Restrict Purchase and Exchange Orders," the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund's sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund's Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund's investments when appropriate (see "Other Information -- Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund's consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund's ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Class A, Class B and Class C shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares you redeem exceeds the number of Fund shares that you have held for more than 30 days. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The Fund reserves the right to waive the 2.00% redemption fee on a case-by-case basis. The 2.00% redemption fee will not be charged on transactions involving the following:

     o Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;


     o Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;


     o Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Fund in monitoring for excessive trading;

     o Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Fund;

     o Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

          settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;


     o Total or partial redemptions of shares acquired though reinvestment of dividends;


     o Total or partial redemptions of shares by registered management investment companies that have an agreement with the Adviser or Distributor for that purpose; or

     o    Redemptions initiated by the Fund.


For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Fund.

In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of the Fund with shares of the same class of another Henderson Global Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

     o Dividend and capital gain distributions reinvested in additional shares of the Fund (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; capital gain distributions reinvested in additional shares of the Fund

     o    Dividend and capital gain distributions in cash

     o Dividend and capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See "Other Information-Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS

For your convenience, the following purchase and redemption programs are made available to you without extra charge.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.


--------------------------------------------------------------------------------
AS A SHAREHOLDER OF A FUND, YOU HAVE AVAILABLE TO YOU A NUMBER OF SERVICES AND INVESTMENT PROGRAMS.
--------------------------------------------------------------------------------

OTHER INFORMATION

PRICING OF FUND SHARES

The price of each Class of the Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.


Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings, trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund's NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.


The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem its shares.

DISTRIBUTIONS


The Fund intends to declare dividends of all or a portion of its net investment income monthly. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for

OTHER INFORMATION

each year. All or substantially all realized net capital gains, if any, will be distributed to the Fund's shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.

See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund, in shares of another Henderson Global Fund or received in cash.

The yield on the Worldwide Income Fund's shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.


Holders of Class A, Class B and Class C shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from the Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. For taxable years beginning on or before December 31, 2010, distributions designated as "qualified dividend income" are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by the Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you each year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.


Fund distributions will reduce the Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

                                                               OTHER INFORMATION

As discussed under "Fund Summary-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.


WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, the Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.



TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of the Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.


UNIQUE NATURE OF THE FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by ________________, independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                     -----------------------------------------    ----------------------------------------
                                                         NET                      DIVIDENDS   DISTRIBUTIONS
                           NET ASSET      NET       REALIZED AND       TOTAL         FROM        FROM NET
                             VALUE,   INVESTMENT   UNREALIZED GAIN     FROM           NET        REALIZED
                           BEGINNING    INCOME        (LOSS) ON     INVESTMENT    INVESTMENT      CAPITAL        TOTAL
                           OF PERIOD   (LOSS) (a)   INVESTMENTS     OPERATIONS      INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A


Period ended 12/31/09

Year Ended 7/31/09          $  9.45      0.63          (1.78)          (1.15)        (0.70)        0.00          (0.70)
Year Ended 7/31/08            10.87      0.71          (1.37)          (0.66)        (0.76)        0.00          (0.76)
Year Ended 7/31/07            10.78      0.66           0.08            0.74         (0.65)        0.00          (0.65)
Year Ended 7/31/06            11.03      0.71          (0.22)           0.49         (0.74)        0.00          (0.74)
Year Ended 7/31/05            10.73      0.66           0.40            1.06         (0.72)       (0.04)         (0.76)

CLASS B


Period ended 12/31/09

Year Ended 7/31/09          $  9.44      0.56          (1.75)          (1.19)        (0.64)        0.00          (0.64)
Year Ended 7/31/08            10.84      0.64          (1.36)          (0.72)        (0.68)        0.00          (0.68)
Year Ended 7/31/07            10.76      0.57           0.07            0.64         (0.56)        0.00          (0.56)
Year Ended 7/31/06            11.00      0.62          (0.20)           0.42         (0.66)        0.00          (0.66)
Year Ended 7/31/05            10.72      0.58           0.38            0.96         (0.64)       (0.04)         (0.68)

CLASS C

Period ended 12/31/09

Year Ended 7/31/09          $  9.45      0.57          (1.79)          (1.22)        (0.64)        0.00          (0.64)
Year Ended 7/31/08            10.86      0.64          (1.37)          (0.73)        (0.68)        0.00          (0.68)
Year Ended 7/31/07            10.78      0.57           0.07            0.64         (0.56)        0.00          (0.56)
Year Ended 7/31/06            11.02      0.63          (0.21)           0.42         (0.66)        0.00          (0.66)
Year Ended 7/31/05            10.73      0.58           0.39            0.97         (0.64)       (0.04)         (0.68)

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.

                                                            FINANCIAL HIGHLIGHTS

                                                                                   RATIOS TO AVERAGE NET ASSETS:
                                                                        --------------------------------------------------
                                                                                                       ANNUALIZED RATIO OF
                                                                         ANNUALIZED       ANNUALIZED    OPERATING EXPENSES
                                                                          RATIO OF         RATIO OF      TO AVERAGE NET
                                      NET ASSET            NET ASSETS,   OPERATING     NET INVESTMENT    ASSETS WITHOUT
                                       VALUE,                END OF     EXPENSES TO     INCOME/(LOSS)    WAIVERS AND/OR    PORTFOLIO
                         REDEMPTION   END OF      TOTAL      PERIOD       AVERAGE        TO AVERAGE         EXPENSES       TURNOVER
                             FEES     PERIOD    RETURN (b)   (000)      NET ASSETS       NET ASSETS       REIMBURSED        RATE
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A

Period ended 12/31/09

Year Ended 7/31/09           0.00*   $ 7.60     (10.71)%    $28,905         1.30%           8.69%             1.62%          53%
Year Ended 7/31/08           0.00*     9.45      (6.47)      64,687         1.30            6.87              1.45           41
Year Ended 7/31/07           0.00     10.87       6.71       39,470         1.30            5.89              1.77           73
Year Ended 7/31/06           0.00     10.78       4.70       17,927         1.30            6.51              1.93          161
Year Ended 7/31/05           0.00     11.03      10.07       16,375         1.30            5.98              2.08          137

CLASS B

Period ended 12/31/09

Year Ended 7/31/09           0.00*   $ 7.61     (11.23)%    $ 6,325         2.05%           8.02%             2.37%          53%
Year Ended 7/31/08           0.00*     9.44      (7.00)       5,789         2.05            6.13              2.20           41
Year Ended 7/31/07           0.00     10.84       5.93        5,003         2.05            5.17              2.52           73
Year Ended 7/31/06           0.00     10.76       3.93        5,210         2.05            5.77              2.68          161
Year Ended 7/31/05           0.00     11.00       9.07        4,751         2.05            5.23              2.83          137

CLASS C

Period ended 12/31/09

Year Ended 7/31/09           0.00*   $ 7.59     (11.55)%    $28,513         2.05%           7.96%             2.37%          53%
Year Ended 7/31/08           0.00*     9.45      (7.09)      62,906         2.05            6.17              2.20           41
Year Ended 7/31/07           0.00     10.86       5.92       29,752         2.05            5.11              2.52           73
Year Ended 7/31/06           0.00     10.78       3.92       13,150         2.05            5.78              2.68          161
Year Ended 7/31/05           0.00     11.02       9.16       13,580         2.05            5.23              2.83          137

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS


You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).


You can make inquiries and request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.


TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON
(or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road Canton,
MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You may also find more information about the Fund on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:


BY MAIL
Securities and Exchange Commission Public Reference Section Washington, DC 20549-1520 (The SEC charges a fee to copy documents.)


BY ELECTRONIC REQUEST publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC (For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

                      HENDERSON INTERNATIONAL EQUITY FUND--
                                 CLASS I (HIEIX)


                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                [April 30, 2010]

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of nine portfolios. The Henderson International Equity Fund (the "International Equity Fund" or "Fund") is non-diversified. This Statement of Additional Information ("SAI") relates to the Class I shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The International Equity Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser") and is sub-advised by Henderson Investment Management Limited ("HIML" or the "Subadviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April [30], 2010 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended December 31, 2009, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS


                                                                        Page

FUND HISTORY AND GENERAL INFORMATION.......................................1
INVESTMENT OBJECTIVE AND STRATEGIES........................................1
FUND INVESTMENTS AND RELATED RISKS.........................................1
INVESTMENT RESTRICTIONS...................................................22
PORTFOLIO TURNOVER........................................................23
MANAGEMENT OF THE FUND....................................................25
CONTROL PERSONS AND PRINCIPAL HOLDERS.....................................29
INVESTMENT ADVISORY AND OTHER SERVICES....................................30
PORTFOLIO MANAGERS........................................................33
BROKERAGE ALLOCATION......................................................36
CAPITALIZATION AND VOTING RIGHTS..........................................38
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION...........................39
NET ASSET VALUE...........................................................41
FEDERAL INCOME TAX MATTERS................................................42
REGISTRATION STATEMENT....................................................48
FINANCIAL STATEMENTS......................................................49
APPENDIX A................................................................50
APPENDIX B................................................................53


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of nine portfolios, one of which is described in this SAI.


         Henderson Global Investors (North America) Inc. is the investment adviser and HIML is the subadviser for the International Equity Fund. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadviser in its discretion might, but are not required to, use in managing the Fund's portfolio assets. For example, the Adviser and Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                       INVESTMENT OBJECTIVE AND STRATEGIES

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.

         The International Equity Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. Consistent with its investment objective, the Fund may also invest in debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds.

                       FUND INVESTMENTS AND RELATED RISKS

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of
(i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser or Subadviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.

         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's or Subadviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser or Subadviser currently intend to dispose of such bond based on then existing market conditions.


         Prices for high yield securities may be further affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.


         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although the Adviser and Subadviser intend to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser and Subadviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the US. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

         EMERGING MARKETS. The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

         The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.

         The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.

         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.

         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.


         Writing Options on Individual Securities. The Fund may write (sell) covered call and put options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of the Fund, the Fund generally would write call and put options only in circumstances where the Adviser or Subadviser to the Fund does not anticipate significant appreciation (for call options) or significant depreciation (for put options) of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call and put option means generally that so long as the Fund is obligated as the writer of the option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option and the Fund forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). For put options, the Fund assumes the risk that it may be required to deliver the underlying security for an exercise price higher than a security's then-current market value.


         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."


         The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund may want to ultimately buy. Such protection is provided during the life of the call option since the Fund, as the holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.


         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on the Adviser's and Subadviser's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.


         OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies, as permitted by the 1940 Act. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.


         The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(sm): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.


         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         SECURITIES LENDING. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").

         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The International Equity Fund has elected to be classified as a non-diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

                               PORTFOLIO TURNOVER


         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the commencement of operations on January 31, 2008 through December 31, 2008 and for the fiscal year ended December 31, 2009, the portfolio turnover rates for the Fund were 114% and ___%, respectively. High rates of portfolio turnover will result in the realization of capital gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser, the Subadviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. Currently, the Fund publicly discloses its portfolio holdings monthly on its website at http://www.hendersonglobalinvestors.com.


         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:


         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of April __, 2010, the Fund's primary service providers were the Adviser, the Subadviser, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and K&L Gates LLP.


         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of April __, 2010, the following entities may be provided portfolio holdings information in connection with the above procedures:
         Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


         The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

         (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

         (iii) the recipient agrees not to use the information for investment or trading purposes;

         (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.


         A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

                                                  TERM OF
                                POSITION(S)       OFFICE
                                WITH THE          AND TIME    PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)        TRUST(2)          SERVED(3)   DURING PAST FIVE YEARS(4)            OTHER DIRECTORSHIPS HELD
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

INDEPENDENT TRUSTEES:
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
C . Gary Gerst, 70              Chairman and      Since 2001  President, KCI Inc. (private         None.
                                Trustee                       S-corporation investing in
                                                              non-public investments.)  Member
                                                              of the Independent Directors'
                                                              Councils (IDC) Governing Council.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Roland C. Baker, 71             Trustee           Since 2001  Consultant to financial services     Director, North American
                                                              industry.                            Company for Life and
                                                                                                   Health Insurance (a
                                                                                                   provider of life
                                                                                                   insurance, health insurance
                                                                                                   and annuities); Director,
                                                                                                   Midland National Life
                                                                                                   Insurance Company (an
                                                                                                   affiliate of North
                                                                                                   American Company for
                                                                                                   Life and Health Insurance).
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Faris F. Chesley, 71            Trustee           Since 2002  Chairman, Chesley, Taft &            None.
                                                              Associates, LLC, since 2001; Vice
                                                              Chairman, ABN-AMRO, Inc. (a
                                                              financial services company),
                                                              1998-2001.
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Sean M. T. Dranfield(5), 43     Trustee and       Since 2001  Director, Global Distribution,       None
                                President                     Henderson Global Investors.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

                                                                              25


------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

                                                  TERM OF
                                POSITION(S)       OFFICE
                                WITH THE          AND TIME    PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)        TRUST(2)          SERVED(3)   DURING PAST FIVE YEARS(4)            OTHER DIRECTORSHIPS HELD
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Kenneth A. Kalina, 50           Chief             Since 2005  Chief Compliance Officer, HGINA      N/A
                                Compliance                    2005; Chief Compliance Officer,
                                Officer                       Columbia Wanger Asset Management,
                                                              L.P. 2004-2005;
                                                              Compliance
                                                              Officer, Treasurer
                                                              and Chief
                                                              Financial Officer,
                                                              Columbia Wanger
                                                              Asset Management,
                                                              L.P. 2000 -2005.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Alanna N. Nensel, 34            Vice President    Since 2002  Director, Retail Marketing and       N/A
                                                              Product Management, HGINA, since
                                                              2006 and Associate Director, Head
                                                              of Marketing and Product
                                                              Management, HGINA, 2003-2006.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Scott E. Volk, 38               Vice President    Since 2001  Director, Retail Finance and         N/A
                                                              Operations, HGINA.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Christopher K. Yarbrough, 35    Secretary         Since 2004  Legal Counsel, HGINA.                N/A
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Troy Statczar, 38               Treasurer         Since       Head of US Fund Administration and   N/A
                                                  September   Accounting, HGINA, since July
                                                  2008        2008; Senior Vice President,
                                                              Citigroup 2005-2008.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Richard J. Mitchell, 46         Assistant         Since 2007  Assistant Treasurer, HGINA, since    N/A
                                Treasurer                     2007; Assistant Treasurer, Bank of
                                                              New York, 2006-2007; Supervisor,
                                                              The BISYS Group; 2002-2006.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

-----------

(1.) Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2009.

(2.)     Currently, all Trustees oversee all nine series of the Trust.

(3.) A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

(4.) For each Trustee, the information also includes any other information relating to professional experiences, attributes and skills relevant to the individual's qualifications to serve as a Trustee.

(5.) This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

         LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES. The Board has general oversight responsibility with respect to the business and affairs of the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other services providers to the Funds. The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Funds, as that term is defined in the

1940 Act. In addition to five regularly scheduled in-person meetings per year, the Board holds special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

         The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board and is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust. The Independent Chairperson also promotes effective governance of the Trust to assure the Board's constant focus on fulfilling the expectations of investors in the Funds. In conjunction with the officers and legal counsel, the Independent Chairperson assures that agendas for Board meetings are complete, relevant and prioritized and presides at meetings of the Board. The Trustees have determined that this leadership structure is appropriate. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

         RISK OVERSIGHT. Through its direct oversight role, and indirectly through its committees and the Officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance operations of the Funds; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) review reports generated by and/or meet with representatives of key service providers to review and discuss the activities of the Funds; and (5) engaging the services of the Funds' CCO to report regularly and test the compliance procedures of the Funds and the service providers.

         STANDING COMMITTEES OF THE BOARD. The Board oversees other Funds that are not part of this SAI. Information below represents meetings held on behalf of all Funds managed by the Adviser. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently, the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held three meetings during the fiscal year ended July 31, 2009.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2009.

         During the fiscal year ended July 31, 2009, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 29, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held fourteen meetings during the fiscal year ended July 31, 2009.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2009.



-------------------------------------------------- ---------------------------------- ----------------------------------------

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                    None                               $50,001-$100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst                                      None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                   None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                     None                               $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML. As of [March 31, 2010], the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. This includes salary, as well as both short and long-term incentive compensation. No other officer, director or employee of the Adviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Effective January 1, 2010, the Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings). Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2009.

  TRUSTEE NAME                                 AGGREGATE COMPENSATION FROM TRUST
-------------------------------------------    ---------------------------------
INTERESTED TRUSTEE
Sean Dranfield*.............................                   $ 0
INDEPENDENT TRUSTEES
Roland C. Baker.............................                   $61,500
C. Gary Gerst...............................                   $71,500
Faris F. Chesley............................                   $61,500


------------------

* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.

         CODE OF ETHICS. The Adviser, HIML and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser, HIML and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.


         PROXY VOTING POLICIES. The International Equity Fund has delegated proxy voting responsibilities to HIML, subject to the Board's general oversight. The Fund has delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Fund's best economic interests. HIML has adopted its own Proxy Voting Policies and Procedures ("Procedures") for this purpose. A copy of the Procedures is attached hereto as Appendix B. HIML has retained RiskMetrics Group, an independent proxy voting service, to assist in the voting of the Fund's proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

         The Fund has filed with the SEC its proxy voting records for the 12-month period ending June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures are available without charge, upon request, by calling 866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust, as of March 31, 2010, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares of any class.

---------------------------------------- ----------------------------------------------------- ---------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
---------------------------------------- ----------------------------------------------------- ---------------------------
International Equity Fund Class I
---------------------------------------- ----------------------------------------------------- ---------------------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUBADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. Henderson Investment Management Limited ("HIML"), 201 Bishopsgate, London UK EC2M 3AE is the Funds' Subadviser. The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). HIML provides investment advisory services to the International Equity Fund pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement").

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:

         0.85% for the first $250 million of average daily net assets; 0.80% for the next $250 million of average daily net assets; 0.75% for the next $500 million of average daily net assets; and 0.65% on average daily net assets over $1 billion.

         Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Fund subject to the supervision of the Board and the Adviser.

         The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the Fund's average net assets as set forth below:

         0.35% for the first $250 million of average daily net assets; 0.30% for the next $250 million of average daily net assets; 0.25% for the next $500 million of average daily net assets; and

         0.20% on average daily net assets over $1 billion.


         The advisory fees and other expenses of the Fund reimbursed by the Adviser for the Fund for the period from commencement of operations on January 31, 2008 through December 31, 2008 and the fiscal year ended December 31, 2009 are set forth below.

----------------------------------------------------------------------------------------------------------------------
                        FOR PERIOD FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2008
---------------------------------------- -------------------------------------- --------------------------------------
CONTRACTUAL                              ADVISORY FEES                          OTHER EXPENSES REIMBURSED BY THE
ADVISORY FEES                            WAIVED                                 ADVISER
---------------------------------------- -------------------------------------- --------------------------------------
$  26,172                                $  26,172                              $  135,946
---------------------------------------- -------------------------------------- --------------------------------------


----------------------------------------------------------------------------------------------------------------------
                       FISCAL YEAR ENDED DECEMBER 31, 2009
---------------------------------------- -------------------------------------- --------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
---------------------------------------- -------------------------------------- --------------------------------------
$                                        $                                      --
---------------------------------------- -------------------------------------- --------------------------------------

         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.15% of the Fund's average daily net assets for the International Equity Fund. This contractual arrangements will continue until either the termination of the Advisory Agreement or July 31, 2020.


         Each of the Advisory Agreement and Sub-Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. Each agreement may be terminated at any time, upon 60 days' written notice by either party. Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. Each agreement shall terminate automatically in the event of its assignment. Each agreement provides that the Adviser or Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.


         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Fund reserves the right to suspend or discontinue distribution of shares.

         The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated with the Adviser, State Street or their affiliates.

         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.


         The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.


         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.


         The fees paid to the Administrator for the Fund for the period from commencement of operations on January 31, 2008 through December 31, 2008 and for the fiscal year ended December 31, 2009 are $945 and $____, respectively.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _______, independent registered public accounting firm located at __________, has been selected as independent public registered accounting firm for the Trust. The audit services performed by _______ include audits of the annual financial statements of the Fund. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.


         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective April 1, 2009, the rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points. The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows: (i) for accounts charged a per account networking fee, up to $17.00 per open account, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund's Transfer Agent for closed accounts. Prior to April 1, 2009, the Fund reimbursed the Adviser for such fees charged by intermediaries up to $12.00 per account for networking services and up to $17.50 per account for sub-transfer agent services. The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.

                               PORTFOLIO MANAGERS

         PORTFOLIO MANAGEMENT. Manraj Sekhon will be the lead portfolio manager for the Fund. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2009:


----------------------------------------------------------------------------------------------------------------------------------
                 REGISTERED                          POOLED
                 INVESTMENT         ASSETS           INVESTMENT       ASSETS                       ASSETS        TOTAL ASSETS
PORTFOLIO        COMPANY            MANAGED          VEHICLE          MANAGED        OTHER         MANAGED       MANAGED
MANAGER          ACCOUNTS           ($)              ACCOUNTS         ($)            ACCOUNTS      ($)           ($)
----------------------------------------------------------------------------------------------------------------------------------
Manraj Sekhon    Henderson Global   22,431,942       Henderson        55,211,436     Pension Plan  32,051,410    869,891,947
                 Opportunities Fund                  International                   Separate
                                                     Opportunities                   Account
                                                     Fund (OEIC)



                                                     Mackenzie       340,861,358     Pension Plan  13,224,579
                                                     Universal                       Separate
                                                     International                   Account
                                                     Opportunities
                                                     Fund


                                                                              33


----------------------------------------------------------------------------------------------------------------------------------
                 REGISTERED                          POOLED
                 INVESTMENT         ASSETS           INVESTMENT       ASSETS                       ASSETS        TOTAL ASSETS
PORTFOLIO        COMPANY            MANAGED          VEHICLE          MANAGED        OTHER         MANAGED       MANAGED
MANAGER          ACCOUNTS           ($)              ACCOUNTS         ($)            ACCOUNTS      ($)           ($)
----------------------------------------------------------------------------------------------------------------------------------
                                                     Mackenzie        14,065,447     Pension Plan 365,000,000
                                                     Universal                       Separate
                                                     International                   Account
                                                     Opportunities
                                                     Class

                                                     Mackenzie Focus  18,575,852
                                                     Canada

                                                     Mackenzie Focus   1,236,770
                                                     Canada Class

                                                     Mackenzie Focus
                                                     International     7,233,153
                                                     Class

----------------------------------------------------------------------------------------------------------------------------------
Yu-Jen Shih
(assistant
portfolio
manager on
Manraj Sekhon
accounts)
----------------------------------------------------------------------------------------------------------------------------------
Iain Clark       Henderson          2,343,490,448    Horizon Global   22,051,218                                 2,387,973,608
                 International                       Opportunities
                 Opportunities Fund                  Fund

                 Henderson Global
                 Opportunities Fund 22,431,942
----------------------------------------------------------------------------------------------------------------------------------
Simon Savill                                         Henderson        89,837,661     Pension Plan  23,278,227    117,360,450
                                                     European Smaller                Separate
                                                     Companies Fund                  Account

                                                     Henderson                       Pension Plan
                                                     International    167,971        Separate      2,868,658
                                                     Equity Fund                     Account

                                                                                     Pension Plan
                                                                                     Separate
                                                                                     Account       1,207,933
----------------------------------------------------------------------------------------------------------------------------------
Yun-Young Lee                                        Henderson        54,158         Pension Plan  875,649       1,295,382
                                                     International                   Separate
                                                     Equity Fund                     Account

                                                                                     Pension Plan
                                                                                     Separate      365,575
                                                                                     Account
----------------------------------------------------------------------------------------------------------------------------------

         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. The Adviser seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

         o        Pre-defined, objective, measurable investment performance

         o        Performance goals that are ambitious, but attainable

         o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

         Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.

         A summary of the compensation package is as follows:


         o Basic Salaries: in line with or better than the industry average

         o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

         o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

         o        Long Term Incentive Plan: as described above

         o Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson

         o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or
                  (iii) an absolute return.

         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of April ___, 2010, the portfolio managers did not own any shares of the Fund. The Fund's shares are not registered to be sold outside of the US. Many of the Fund's portfolio managers reside outside of the US and are not eligible to purchase shares of the Fund.


                              BROKERAGE ALLOCATION


         Subject to the overall oversight of the Board, the Adviser and Subadviser place orders for the purchase and sale of the Fund's portfolio securities. The Adviser and Subadviser seek the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believe that a better price and execution are available elsewhere.


         The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser and Subadviser in connection with the services it provides to the Fund.

         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.


         The Fund does not have an obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Adviser and its affiliates do participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research. All or a portion of the commissions paid by the Funds may be used to offset the Adviser's and its affiliates' obligation to pay brokers for proprietary research services.


         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.


         The brokerage commissions paid by the Fund for the period from commencement of operations on January 31, 2008 through December 31, 2008 and for the fiscal year ended December 31, 2009 are $17,761 and $____, respectively.


         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of December 31, 2009, the Fund held no such securities.

                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.


         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of nine series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class I shares for International Equity Fund.


         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund of the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                 PURCHASES, EXCHANGES AND REDEMPTION INFORMATION


         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.


         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

         OTHER REDEMPTION INFORMATION. Shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities are then deducted from the Fund's assets, and the resulting amount is divided by the number of shares outstanding to produce its net asset value per share.

         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day,

Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                           FEDERAL INCOME TAX MATTERS

         The following is a general discussion of certain US federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.


         The Fund has elected to be treated, has qualified and intends to continue to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard for the deduction for dividends paid for the taxable year is distributed to shareholders. However, the Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gain. The Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.

         Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         CURRENCY FLUCTUATIONS - "`SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative federal income tax treatment with respect to its PFIC shares. If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in the Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.

         The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.


         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but determined without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from most real estate investment trusts and certain foreign corporations are not eligible for treatment as qualified dividend income.

         Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.


         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.


         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholders.


         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain or loss. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.

         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations. Each affected shareholder will be notified within 60 days after the close of the Fund's taxable year if the foreign taxes paid by the Fund will "pass-through" for that year.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's US tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from the Fund. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.


         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service (the "IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.

         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate any such amounts.

         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund, including the notes thereto, dated December 31, 2009 have been audited by ________, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2009. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through December 31, 2009, appearing in the Prospectus has been derived from the financial statements audited by _______. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon ________ report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

1.       RESPONSIBILITIES

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.       SERVICE PROVIDERS

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.       VOTING GUIDELINES

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

3.1.     INTERNATIONAL CORPORATE GOVERNANCE POLICY

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a `one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)

--------------------

(1) These Principles are based on the Organisation for Economic Development
(OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to `payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period ie. the length of time from the award date to the earliest date of exercise

         o        the level of disclosure.

4.       VOTING PROCEDURES

         THE PROCEDURE FOR CASTING PROXY VOTES IS AS FOLLOWS:

         1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

         2.       ISS notifies Henderson of meetings via its VoteX website.

         3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

         4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

         5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

         6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

         7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

5.       SHARE BLOCKING

         In a number of markets in which the funds invest, shares must be suspended from trading (`blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

6.       CONFLICTS OF INTEREST

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:

         o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

7.       PROXY COMMITTEE

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

                          HENDERSON MONEY MARKET FUND--
                                 CLASS A (HFAXX)
                                 CLASS B (HFBXX)
                                 CLASS C (HFCXX)
                                 CLASS Z (HFZXX)


                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                [April 30, 2010]

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of nine portfolios. The Henderson Money Market Fund (the "Fund") is diversified. This Statement of Additional Information ("SAI") relates to the Class A, Class B, Class C and Class Z shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2010 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended December 31, 2009, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS

                                                                           Page


FUND HISTORY AND GENERAL INFORMATION.......................................
INVESTMENT OBJECTIVES AND STRATEGIES.......................................
FUND AND PORTFOLIO INVESTMENTS AND RELATED RISKS...........................
INVESTMENT RESTRICTIONS....................................................
MANAGEMENT OF THE FUND.....................................................
MANAGEMENT OF THE MASTER FUNDS.............................................
CONTROL PERSONS AND PRINCIPAL HOLDERS......................................
INVESTMENT ADVISORY AND OTHER SERVICES.....................................
BROKERAGE ALLOCATION.......................................................
CAPITALIZATION AND VOTING RIGHTS...........................................
PURCHASES AND REDEMPTION INFORMATION.......................................
NET ASSET VALUE............................................................
FEDERAL INCOME TAX MATTERS.................................................
REGISTRATION STATEMENT.....................................................
FINANCIAL STATEMENTS.......................................................
APPENDIX A.................................................................


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of nine portfolios, one of which is described in this SAI.


         Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser in its discretion might, but is not required to, use in managing the Fund's portfolio assets. For example, the Adviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The Fund invests as part of a "master-feeder" structure. The Fund operates as a "feeder fund" which means that the Fund invests in a separate mutual fund, or a "master fund" which in turn purchases investment securities.

         The Fund invests substantially all of its investable assets in the State Street Money Market Portfolio (the "Master Portfolio"), a series of State Street Master Funds (the "Master Funds"). The Master Portfolio has a substantially identical investment objective, investment policies, and risks as the Fund. SSgA Funds Management, Inc. ("SSgA FM") is the investment adviser of the Master Portfolio. All discussions about the Fund's investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

         The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund's Board of Trustees determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changed so that it was inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, the Adviser may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

         The Fund's investment objective and policies are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any type of security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time of the investment. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.

                FUND AND PORTFOLIO INVESTMENTS AND RELATED RISKS

         To the extent consistent with its investment objective and restrictions, the Fund or Master Portfolio may invest in the following instruments and use the following techniques. The Fund currently attempts to achieve its investment objective by investing substantially all of its investable assets in the Master Portfolio.

         ASSET-BACKED SECURITIES. The Master Portfolio may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security. The Master Portfolio will not invest more than 5% of its total assets in asset-backed securities.

         EURODOLLAR CERTIFICATES OF DEPOSIT ("ECDS"), EURODOLLAR TIME DEPOSITS ("ETDS") AND YANKEE CERTIFICATES OF DEPOSIT ("YCDS"). The Master Portfolio may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

         Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

         FORWARD COMMITMENTS. The Master Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Master Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Master Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Master Portfolio's other assets. Where such purchases are made through dealers, the Master Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Master Portfolio of an advantageous yield or price.

         Although the Master Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Master Portfolio may dispose of a commitment prior to settlement if SSgA FM deems it appropriate to do so. The Master Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         INVESTMENT-GRADE BONDS. The Master Portfolio may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization ("NRSRO") (and, in the case of the Master Portfolio, rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by SSgA FM, in accordance with procedures established by the Master Portfolio's Board of Trustees. Investment-grade securities include securities rated Baa by Moody's or BBB- by S&P (and securities of comparable quality), which have speculative characteristics. See Appendix A.

         ILLIQUID SECURITIES. The Master Portfolio will invest no more than 10% of its net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

         MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES. The Master Portfolio solely as collateral for repurchase agreements may invest in mortgage-backed and mortgage-related securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Master Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities.

         The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Master Portfolio may not be able to realize the rate of return the adviser expected.

         Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Portfolio. Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

         Mortgage-backed securities are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

         GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

         FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

         FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

         CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

         Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Master Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Master Portfolio may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Master Portfolio's ability to buy or sell those securities at any particular time.

         The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

         PURCHASE OF OTHER INVESTMENT COMPANY SHARES. The Master Portfolio may, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Master Portfolio's. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting interestholder redemptions.

         REPURCHASE AGREEMENTS. The Master Portfolio may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Master Portfolio receives securities as collateral. Under a repurchase agreement, the Master Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Master Portfolio's original purchase price plus interest within a specified time (normally one business day). The Master Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness SSgA FM considers satisfactory. Should the counterparty to a transaction fail financially, the Master Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Master Portfolio.

         REVERSE REPURCHASE AGREEMENTS. The Master Portfolio may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which the Master Portfolio provides securities as collateral. Under a reverse repurchase agreement, the Master Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Master Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from the Master Portfolio's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Master Portfolio's custodian on the Master Portfolio's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Master Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Master Portfolio's ability to reacquire the underlying securities.

         SECTION 4(2) COMMERCIAL PAPER/RULE 144A SECURITIES. The Master Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("1933 Act") ("Section 4(2) paper") or in securities that that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").


         Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.

         Section 4(2) paper and Rule 144A securities will not be subject to the Fund's and Master Portfolio's percentage limitations on illiquid securities when SSgA FM (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for either
Section 4(2) paper or Rule 144A securities.


         U.S. GOVERNMENT SECURITIES. The Master Portfolio may purchase U.S. government securities. The types of U.S. government obligations in which the Master Portfolio may at times invest include: (1) U.S. Treasury obligations and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

         The Master Portfolio may purchase U.S. government obligations on a forward commitment basis. The Master Portfolio may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

         VARIABLE AND FLOATING RATE SECURITIES. The Master Portfolio may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         VARIABLE AMOUNT MASTER DEMAND NOTES. The Master Portfolio may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.


         WHEN-ISSUED SECURITIES. The Master Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Master Portfolio until settlement takes place. The Master Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Master Portfolio's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Master Portfolio. When entering into a when-issued transaction, the Master Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Master Portfolio may be disadvantaged. The Master Portfolio will not invest more than 25% of its respective net assets in when-issued securities.


         Securities purchased on a when-issued basis and held by the Master Portfolio are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Master Portfolio remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Master Portfolio's net asset value ("NAV").

         When payment for when-issued securities is due, the Master Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Master Portfolio's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

         ZERO COUPON SECURITIES. The Master Portfolio may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. The Master Portfolio will not receive cash payments on a current basis from the issuer in respect of accrued original issue discount ("OID"), but investors will be required to accrue OID for U.S. federal income tax purposes. To generate sufficient cash for the Fund to make the requisite distributions to maintain its qualification for treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be required to redeem a portion of its interest in the Master Portfolio in order to obtain sufficient cash to satisfy the 90% distribution requirement, with respect to OID accrued on zero coupon bonds. The Master Portfolio in turn may sell investments in order to meet such redemption requests, including at a time when it may not be advantageous to do so.

         The Master Portfolio may invest no more than 25% of its total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

                             INVESTMENT RESTRICTIONS

         The Fund has elected to be classified as a diversified series of an open-end investment company. The Master Portfolio in which the Fund invests has substantially the same investment restrictions as the Fund. In reviewing the description of the Fund's investment restrictions below, you should assume that the investment restrictions of the Master Portfolio are the same in all material respects as those of the Fund.

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

         (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

         (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

         (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

         (4) Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

         (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund's total assets.

         (6) Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

         (7) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

         (8) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

         Notwithstanding the concentration policy of the Fund (as set forth in Investment Restriction No. 1, above) the Fund is permitted to invest, without limit, in bankers' acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (although the Fund would only do so if the Adviser were to determine that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks). The Fund may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in the banking industry justify any additional risks associated with the concentration of the Fund's assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund publicly discloses its portfolio holdings at least quarterly on its website at http://www.hendersonglobalinvestors.com.


         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:


         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of [ ], 2010, the Fund's primary service providers were the Adviser, State Street Bank and Trust Company, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and K&L Gates LLP.


         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of [ ], 2010, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


              The terms of the confidentiality agreement generally provide for, among other things, that:

              (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

              (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

              (iii) the recipient agrees not to use the information for
                    investment or trading purposes;

              (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

              (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

                                                  TERM OF
                                POSITION(S)       OFFICE
                                WITH THE          AND TIME    PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)        TRUST(2)          SERVED(3)   DURING PAST FIVE YEARS(4)            HELD
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

INDEPENDENT TRUSTEES:

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
C . Gary Gerst, 70              Chairman and      Since 2001  President, KCI Inc. (private         None.
                                Trustee                       S-corporation investing in
                                                              non-public investments.)  Member
                                                              of the Independent Directors'
                                                              Councils (IDC) Governing Council.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Roland C. Baker, 71             Trustee           Since 2001  Consultant to financial services     Director, North American
                                                              industry.                            Company for Life and
                                                                                                   Health Insurance (a
                                                                                                   provider of life
                                                                                                   insurance, health
                                                                                                   insurance and
                                                                                                   annuities);
                                                                                                   Director, Midland
                                                                                                   National Life
                                                                                                   Insurance Company
                                                                                                   (an affiliate of
                                                                                                   North American
                                                                                                   Company for Life and
                                                                                                   Health Insurance).

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Faris F. Chesley, 71            Trustee           Since 2002  Chairman, Chesley, Taft &            None.
                                                              Associates, LLC, since 2001; Vice
                                                              Chairman, ABN-AMRO, Inc. (a
                                                              financial services company),
                                                              1998-2001.

-------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:

-------------------------------------------------------------------------------------------------------------------------------
Sean M. T. Dranfield(5), 43     Trustee and       Since 2001  Director, Global Distribution,       None
                                President                     Henderson Global Investors.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Kenneth A. Kalina, 50           Chief             Since 2005  Chief Compliance Officer, HGINA      N/A
                                Compliance                    2005; Chief Compliance Officer,
                                Officer                       Columbia Wanger Asset Management,
                                                              L.P. 2004-2005; Compliance
                                                              Officer, Treasurer and Chief
                                                              Financial Officer, Columbia Wanger
                                                              Asset Management, L.P. 2000 -2005.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------


------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

                                                  TERM OF
                                POSITION(S)       OFFICE
                                WITH THE          AND TIME    PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)        TRUST(2)          SERVED(3)   DURING PAST FIVE YEARS(4)            HELD
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Alanna N. Nensel, 34            Vice President    Since 2002  Director, Retail Marketing and       N/A
                                                              Product Management, HGINA, since
                                                              2006 and Associate Director, Head
                                                              of Marketing and Product
                                                              Management, HGINA, 2003-2006.
------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Scott E. Volk, 38               Vice President    Since 2001  Director, Retail Finance and         N/A
                                                              Operations, HGINA.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Christopher K. Yarbrough, 35    Secretary         Since 2004  Legal Counsel, HGINA.                N/A


------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Troy Statczar, 38               Treasurer         Since       Head of US Fund Administration and   N/A
                                                  September   Accounting, HGINA, since July
                                                  2008        2008; Senior Vice President,
                                                              Citigroup 2005-2008.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------
Richard J. Mitchell, 46         Assistant         Since 2007  Assistant Treasurer, HGINA, since    N/A
                                Treasurer                     2007; Assistant Treasurer, Bank of
                                                              New York, 2006-2007; Supervisor,
                                                              The BISYS Group; 2002-2006.

------------------------------- ----------------- ----------- ------------------------------------ ----------------------------

-----------

1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2009.

2.   Currently, all Trustees oversee all nine series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. For each Trustee, the information also includes any other information relating to professional experiences, attributes and skills relevant to the individual's qualifications to serve as a Trustee.

5. This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

         LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES. The Board has general oversight responsibility with respect to the business and affairs of the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other services providers to the Funds. The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Funds, as that term is defined in the 1940 Act. In addition to five regularly scheduled in-person meetings per year, the Board holds special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

         The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board and is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust. The Independent

Chairperson also promotes effective governance of the Trust to assure the Board's constant focus on fulfilling the expectations of investors in the Funds. In conjunction with the officers and legal counsel, the Independent Chairperson assures that agendas for Board meetings are complete, relevant and prioritized and presides at meetings of the Board. The Trustees have determined that this leadership structure is appropriate. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

         RISK OVERSIGHT. Through its direct oversight role, and indirectly through its committees and the Officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance operations of the Funds; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) review reports generated by and/or meet with representatives of key service providers to review and discuss the activities of the Funds; and (5) engaging the services of the Funds' CCO to report regularly and test the compliance procedures of the Funds and the service providers.

         STANDING COMMITTEES OF THE BOARD. The Board oversees other Funds that are not part of this SAI. Information below represents meetings held on behalf of all Funds managed by the Adviser. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently, the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held three meetings during the fiscal year ended July 31, 2009.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2009.

         During the fiscal year ended July 31, 2009, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 29, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held fourteen meetings during the fiscal year ended July 31, 2009.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and of all funds overseen by each Trustee in the Trust as of December 31, 2009.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                                                       $50,001 - $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst                                                                         Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                                                      Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                                                        $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Money Market Fund                                None
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. As of [March 31, 2010], the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of the outstanding shares of the Fund of the Trust.

         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. This includes salary, as well as both short and long-term incentive compensation. No other officer, director or employee of the Adviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Effective January 1, 2010, the Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings). Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2009.


  TRUSTEE NAME                               AGGREGATE COMPENSATION FROM TRUST
----------------------------------------     ---------------------------------
INTERESTED TRUSTEE
Sean Dranfield*.........................                          $0
INDEPENDENT TRUSTEES
Roland C. Baker.........................                     $57,303

  TRUSTEE NAME                               AGGREGATE COMPENSATION FROM TRUST
----------------------------------------     ---------------------------------
C. Gary Gerst...........................                     $62,918
Faris F. Chesley........................                     $51,227

---------------------------------------

* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.

         CODE OF ETHICS. The Adviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

         PROXY VOTING POLICIES. The Trust has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight. The Adviser will vote proxies in accordance with Section 12(d) of the 1940 Act.


         The Fund has filed with the SEC its proxy voting records for the 12-month period ended June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures are available without charge, upon request, by calling 866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.


                         MANAGEMENT OF THE MASTER FUNDS

         The trustees of the Master Funds are responsible for generally overseeing the Master Funds' business. The following table provides biographical information with respect to each trustee and officer of the Master Funds.



-------------------------------- ------------------ ------------------------------ --------------- ------------------------
                                                                                     NUMBER OF
                                                                                     FUNDS AND
                                                                                   PORTFOLIOS IN
                                 POSITION(S) WITH                                       FUND
                                 THE MASTER TRUST                                    COMPLEX(2)
NAME, ADDRESS                       AND TERM OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
AND AGE                              OFFICE(1)           DURING PAST 5 YEARS          TRUSTEE          HELD BY TRUSTEE
-------------------------------- ------------------ ------------------------------ --------------- ------------------------

INDEPENDENT TRUSTEES
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
Michael F. Holland               Trustee and        Chairman, Holland & Company          22        Trustee, State Street
Holland & Company, LLC           Chairman of the    L.L.C. (investment adviser)                    Institutional
375 Park Avenue                  Board              (1995 - present).                              Investment Trust;
New York, NY 10152                                                                                 Director, the Holland
                                 Term: Indefinite                                                  Series Fund, Inc.;
DOB: 1944                        Elected: 7/99                                                     Director, The China
                                                                                                   Fund, Inc.; Director,
                                                                                                   The Taiwan Fund, Inc.;
                                                                                                   and Director, Reaves
                                                                                                   Utility Income Fund
-------------------------------- ------------------ ------------------------------ --------------- ------------------------


-------------------------------- ------------------ ------------------------------ --------------- ------------------------
                                                                                     NUMBER OF
                                                                                     FUNDS AND
                                                                                   PORTFOLIOS IN
                                 POSITION(S) WITH                                       FUND
                                 THE MASTER TRUST                                    COMPLEX(2)
NAME, ADDRESS                       AND TERM OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
AND AGE                              OFFICE(1)           DURING PAST 5 YEARS          TRUSTEE          HELD BY TRUSTEE
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
William L. Boyan                 Trustee            Trustee of Old Mutual South          22        Trustee, State Street
State Street Master Funds                           Africa Master Trust                            Institutional
P.O. Box 5049                    Term: Indefinite   (investments) (1995 -                          Investment Trust;
Boston, MA 02206                 Elected: 7/99      present); Chairman emeritus,                   Trustee, Old Mutual
                                                    Children's Hospital (1984 -                    South Africa Master
DOB: 1937                                           present); Director, Boston                     Trust; and Trustee,
                                                    Plan For Excellence                            Children's Hospital,
                                                    (non-profit) (1994 -                           Boston, MA.
                                                    present); President and
                                                    Chief Operations Officer,
                                                    John Hancock Mutual Life
                                                    Insurance Company (1959 -
                                                    1999).  Mr. Boyan retired in
                                                    1999.
-------------------------------- ------------------ ------------------------------ --------------- ------------------------
Rina K. Spence                   Trustee            President of SpenceCare              22        Trustee, State Street
State Street Master Funds                           International LLC (1998 -                      Institutional
P.O. Box 5049                    Term: Indefinite   present); Member of the                        Investment Trust;
Boston, MA 02206                 Elected: 7/99      Advisory Board, Ingenium                       Director, Berkshire
                                                    Corp. (technology company)                     Life Insurance Company
DOB: 1948                                           (2001 - present); Chief                        of America 1993-2009;
                                                    Executive Officer,                             Director, IEmily.com,
                                                    IEmily.com (internet                           Inc. 2000-present; and
                                                    company) (2000 - 2001);                        Trustee, National
                                                    Chief Executive Officer of                     Osteoporosis
                                                    Consensus Pharmaceutical,                      Foundation 2005-2008
                                                    Inc. (1998 - 1999); Founder,
                                                    President and Chief
                                                    Executive Officer of Spence
                                                    Center for Women's Health
                                                    (1994 - 1998); Trustee,
                                                    Eastern Enterprise
                                                    (utilities) (1988 - 2000).

-------------------------------- ------------------ ------------------------------ --------------- ------------------------
Douglas T. Williams              Trustee            Executive Vice President of          22        Trustee, State Street
State Street Master Funds                           Chase Manhattan Bank (1987 -                   Institutional
P.O. Box 5049                    Term: Indefinite   1999).  Mr. Williams retired                   Investment Trust;
Boston, MA 02206                 Elected: 7/99      in 1999.                                       Treasurer, Nantucket
                                                                                                   Educational Trust,
                                                                                                   2002-2007
DOB: 1940

-------------------------------- ------------------ ------------------------------ --------------- ------------------------

INTERESTED TRUSTEE(3)

-------------------------------- ------------------ ------------------------------ --------------- ------------------------
James E. Ross                    Trustee            President and Chief                  22        Trustee, State Street
SSgA Funds Management, Inc.      President          Executive Officer from                         Institutional
State Street Financial Center                       January 2006 to Present;                       Investment Trust; and
One Lincoln Street               Term: Indefinite   Principal Executive Officer                    Trustee, Select Sector
Boston, MA 02111-2900            Elected            since 2005; 2005 to Present,                   SPDR(R) Trust
                                 Trustee:  2/07     President (2001 to 2005,
DOB:  1965                                          Principal), SSgA Funds
                                 Elected            Management, Inc. (investment
                                 President:  4/05   adviser); March 2006 to
                                                    Present, Senior Managing
                                                    Director (2000 to 2006,
                                                    Principal), State Street
                                                    Global Advisors.

-------------------------------- ------------------ ------------------------------ --------------- ------------------------

(1) Each trustee may serve until his/her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

(2) The "Fund Complex" consists of the Master Portfolio discussed in this SAI, ten other series of the Master Trust, and eleven series of State Street Institutional Investment Trust, none of which are discussed in this SAI and are offered (including the Master Portfolio) via a separate prospectus and SAI.

(3) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of State Street Master Funds.

----------------------------------- ---------------------------- ----------------------------------------------------------
                                       POSITION(S) WITH THE
NAME, ADDRESS AND AGE                    MASTER TRUST AND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (2)
                                         TERM OF OFFICE(1)
----------------------------------- ---------------------------- ----------------------------------------------------------

OFFICERS

----------------------------------- ---------------------------- ----------------------------------------------------------
Gary L. French                      Treasurer                    Senior Vice President of State Street Bank and Trust
State Street Bank and                                            Company (2002 - present).
Trust Company                       Term: Indefinite
2 Avenue de Lafayette               Elected: 5/05
Boston, MA  02111

DOB:  1951

----------------------------------- ---------------------------- ----------------------------------------------------------
Ellen M. Needham                    Vice President               Principal, SSgA Funds Management, Inc. (investment
SSgA Funds Management, Inc.                                      adviser); July 2007 to Present, Managing Director (June
State Street Financial Center       Term: Indefinite             2006 to July 2007, Vice President; 2000 to June 2006,
One Lincoln Street                  Elected: 09/09               Principal), State Street Global Advisors.
Boston, MA 02111-2900

DOB: 1967

----------------------------------- ---------------------------- ----------------------------------------------------------
Laura F. Healy                      Assistant Treasurer          Vice President of State Street Bank and Trust Company
State Street Bank and Trust                                      (prior to July 2, 2008, Investors Financial Corporation)
Company                             Term: Indefinite             since 2002.
2 Avenue de Lafayette Boston, MA    Elected: 11/08
02111

DOB: 1964

----------------------------------- ---------------------------- ----------------------------------------------------------
Brian D. O'Sullivan                 Assistant Treasurer          Vice President of State Street Bank and Trust Company
State Street Bank and Trust                                      (2007-present) with which he has been affiliated with
Company                             Term: Indefinite             since 1997.
801 Pennsylvania Avenue             Elected: 11/08
Kansas City, MO 64105

DOB: 1975

----------------------------------- ---------------------------- ----------------------------------------------------------
Peter T. Sattelmair                 Assistant Treasurer          Director of Fund Administration of State Street Bank and
State Street Bank and Trust                                      Trust Company (2007 - present) with which he has been
Company                             Term: Indefinite             affiliated with since 1999.
801 Pennsylvania Avenue             Elected: 11/08
Kansas City, MO 64105

DOB: 1977

----------------------------------- ---------------------------- ----------------------------------------------------------
Julie Piatelli                      Chief                        Principal and Senior Compliance and Risk Management
SSgA Funds                          Compliance Officer           Officer, SSgA Funds Management, Inc. (2004-present),
Management, Inc.                                                 Vice President State Street Global Advisors
State Street Financial Center       Term: Indefinite             (2004-present).
One Lincoln Street                  Elected: 7/07
Boston, MA 02111

DOB: 1967

----------------------------------- ---------------------------- ----------------------------------------------------------

----------------------------------- ---------------------------- ----------------------------------------------------------
                                       POSITION(S) WITH THE
NAME, ADDRESS AND AGE                    MASTER TRUST AND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (2)
                                         TERM OF OFFICE(1)
----------------------------------- ---------------------------- ----------------------------------------------------------

David James                         Secretary                    Vice President and Managing Counsel, State Street Bank
State Street Bank and                                            and Trust Company, November 2009 to present; Vice
Trust Company                       Term: Indefinite             President and Counsel, PNC Global Investment Servicing
4 Copley Place                      Elected: 11/09               (US), Inc. June 2006 to October 2009; Assistant Vice
5th Floor                                                        President and Counsel, State Street Bank and Trust
Boston, MA 02116                                                 Company, October 2000 to December 2004 and was retired
                                                                 in 2005.

DOB: 1970

----------------------------------- ---------------------------- ----------------------------------------------------------
Brian C. Poole                      Assistant Secretary          Vice President and Counsel (2008 - present) and
State Street Bank and                                            Associate Counsel (2004 - 2007), State Street Bank and
Trust Company                       Term: Indefinite             Trust Company (formerly Investors Bank and Trust Company.
4 Copley Place,                     Elected 9/08
5th Floor

Boston, MA  02116

DOB: 1971

----------------------------------- ---------------------------- ----------------------------------------------------------

(1) Each officer serves at the pleasure of the Board until the next annual election of officers or until his or her successor is chosen and qualified, or in each case until his or her death, resignation or removal from office, in accordance with the By-Laws of the Master Trust.

(2) Each officer may have served in various other capacities for the same organization during the length of time served.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust as of March 31, 2010, the following persons owned beneficially or of record 5% of the Fund's outstanding shares of any class. Shareholders of record with more than 25% of the outstanding shares of the Fund are believed to hold shares only as nominee.

---------------------------------------- ---------------------------------------------- ----------------------------
                                                                                        PERCENTAGE OF TOTAL SHARES
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                       OUTSTANDING
---------------------------------------- ---------------------------------------------- ----------------------------
Money Market Fund                        [      ]                                                  [ ]%
Class A
---------------------------------------- ---------------------------------------------- ----------------------------
Money Market Fund                        [      ]                                                  [ ]%
Class B
---------------------------------------- ---------------------------------------------- ----------------------------
Money Market Fund                        [      ]                                                  [ ]%
Class C
---------------------------------------- ---------------------------------------------- ----------------------------
Money Market Fund                        [      ]                                                  [ ]%
Class Z
---------------------------------------- ---------------------------------------------- ----------------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

         The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser places all orders for purchases and sales of the Master Portfolio's investments. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser. The Adviser receives no compensation for its services to the Fund while the Fund invests substantially all of its investable assets in a master-feeder structure. If the Fund does not invest substantially all of its investable assets in a master-feeder structure, the Adviser would be entitled to receive an investment advisory fee, at an annual rate of 0.10% of average daily net assets.

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, legal counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund, including the Fund's allocable share of the ordinary operating expenses of the Master Portfolio, to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business), less distribution and service fees, to 0.40% of the Fund's average daily net assets. This waiver will remain in effect through July 31, 2012.

         The Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. The agreement may be terminated at any time, upon 60 days' written notice by either party. The agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. The agreement shall terminate automatically in the event of its assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.

         The Master Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of the Master Funds. SSgA FM, a subsidiary of State Street

Corporation, serves as the investment adviser for the Master Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA FM's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA manages approximately $[ ] trillion as of December 31, 2009 in investment programs and portfolios for institutional and individual investors. SSgA FM is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had over $[ ] billion in assets under management at December 31, 2009.


         The advisory fees and other expenses reimbursed by the Adviser for the Fund during the period from commencement of operations on April 20, 2009 through December 31, 2009 are set forth below.

          -----------------------------------------------------------------------------------------------------------------
                                          FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2009
          --------------------------------------- --------------------------------- ---------------------------------------
          CONTRACTUAL                             ADVISORY FEES                     OTHER EXPENSES REIMBURSED BY THE
          ADVISORY FEES                           WAIVED                            ADVISER
          --------------------------------------- --------------------------------- ---------------------------------------
          $                                       $                                 $
          --------------------------------------- --------------------------------- ---------------------------------------

         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Fund reserves the right to suspend or discontinue distribution of shares.

         The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated with the Adviser, State Street or their affiliates.


         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.


         Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current Prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a contingent deferred sales charge ("CDSC") on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.


         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.


         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.


         The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.


         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund's Class A, Class B and Class C shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of the Plan or under an alternative distribution arrangement.


         Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively. The Distributor has contractually agreed to waive all distribution and service fees through October 31, 2010.

         Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including
(a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing sales commissions to investment representatives. These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.


         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.


         If the Distribution Agreement or the Plan is terminated (or not renewed) with respect to any of the Henderson Global Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which it they have not been terminated (or have been renewed).

         During the period from commencement of operations on April 20, 2009 through December 31, 2009, the Distributor received and retained sales loads on the sale of shares of the Fund as shown below. Pursuant to an agreement between the Distributor and the Adviser amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

------------------- --------------------------------------------
                    PERIOD APRIL 20, 2009 THROUGH DECEMBER 31,
                    2009
------------------- --------------------------------------------
CLASS A
------------------- --------------------------------------------
    Received        $
------------------- --------------------------------------------
    Retained        $
------------------- --------------------------------------------

         The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Fund for the period from commencement of operations on April 20, 2009 through December 31, 2009 are set forth below.

------------------------------------------------------------
CLASS A SHARES FOR THE PERIOD APRIL 20, 2009 THROUGH
DECEMBER 31, 2009
------------------------------ -----------------------------
DISTRIBUTION AND SERVICE FEES  CONTINGENT DEFERRED SALES
                               CHARGE
------------------------------ -----------------------------

------------------------------ -----------------------------

         The fees paid to the Distributor pursuant to the Plan for the Class B shares for the Fund for the period from commencement of operations on April 20, 2009 through December 31, 2009 are set forth below.

------------------------------------------------------------
CLASS B SHARES FOR THE PERIOD APRIL 20, 2009 THROUGH
DECEMBER 31, 2009

------------------------------ -----------------------------
DISTRIBUTION AND SERVICE FEES  CONTINGENT DEFERRED SALES
                               CHARGE

------------------------------ -----------------------------

------------------------------ -----------------------------

         The fees paid to the Distributor pursuant to the Plan for the Class C shares for the Fund for the period from commencement of operations on April 20, 2009 through December 31, 2009 are set forth below.

------------------------------------------------------------
CLASS C SHARES FOR THE PERIOD APRIL 20, 2009 THROUGH
DECEMBER 31, 2009
------------------------------ -----------------------------
DISTRIBUTION AND SERVICE FEES  CONTINGENT DEFERRED SALES
                               CHARGE
------------------------------ -----------------------------

------------------------------ -----------------------------

         The following amounts were spent pursuant to the Plan during the period from commencement of operations on April 20, 2009 through December 31, 2009:

--------------------------------- ------------------------------- --------------
COMPENSATION                      FINANCING OF ADVANCE
TO DEALERS                        COMMISSIONS                     OTHER(1)
--------------------------------- ------------------------------- --------------

--------------------------------- ------------------------------- --------------

-------------
1. Aggregate amount paid for advertising, printing and mailing of prospectus for other than current shareholders and compensation to sales personnel.


         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.


         The fees paid to the Administrator for the period from commencement of operations on April 20, 2009 through December 31, 2009 for the Fund are $____.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _______, independent registered public accounting firm located at __________, has been selected as independent public registered accounting firm for the Trust. The audit services performed by ______ include audits of the annual financial statements of the Fund of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.


         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective April 1, 2009, the rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points. The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows: (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class B and Class C shares and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund's Transfer Agent for closed accounts. Prior to April 1, 2009, the Fund reimbursed the Adviser for such fees charged by intermediaries up to $12.00 per account for networking services and up to $17.50 per account for sub-transfer agent services. The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.

                              BROKERAGE ALLOCATION

         The Fund invests all of its investable assets in the Master Portfolio and therefore does not directly incur transactional costs for purchases and sales of portfolio investments. The Fund purchases and redeems shares of the Master Portfolio each day depending on the number of shares of the Fund purchased or redeemed by investors on that day. Shares of the Master Portfolio are available for purchase by the Fund at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.

         All portfolio transactions are placed on behalf of the Master Portfolio by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because the Master Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the Master Portfolio. When the Master Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Master Portfolio normally does not pay a stated brokerage commission on transactions.

         The Master Portfolio's investment advisory agreement authorizes SSgA FM to place, in the name of the Master Portfolio, orders for the execution of the securities transactions in which the Master Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use any Master Portfolio's assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.


         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of nine series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class A, Class B, Class C and Class Z shares for the Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund of the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. Voting regarding the distribution plan applicable to Class A, Class B, Class C and Class Z shareholders will be regarded as matters requiring a specific vote of that class. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.


         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund or Class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.


         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund. The Multi-Class Plan includes the following: (i) shares of each class of each fund of the Trust are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class, (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund and (iii) the Fund's Class B shares convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.


                 PURCHASES, EXCHANGES AND REDEMPTION INFORMATION


         PURCHASES. Shares of the Fund may be purchased as described in the Prospectus.

         RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs"). For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

         EXCHANGES. As described in the Class A, Class B and Class C shares Prospectus, those shareholders have certain exchange privileges. Before effecting an exchange, Class A, Class B and Class C shareholders should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.

         SALES CHARGES. Initial and contingent deferred sales charges, where applicable, have been described in the Prospectus.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         CONVERSION OF CLASS B SHARES. As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.


         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         It is the policy of the Fund to use its best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Master Portfolio uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Master Portfolio would receive if it sold the instrument.

         Pricing does not occur on New York Stock Exchange (NYSE) holidays. The NYSE and the Trust's offices are expected to be closed on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                           FEDERAL INCOME TAX MATTERS

         The tax information set forth in the Prospectuses and the information in this section relate solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

         This section is based on the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

         All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

         The tax year-end of the Fund is December 31 (the same as the Master Portfolio's fiscal year end).

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

         MEANING OF QUALIFICATION. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) determined without regard to the deduction for dividends paid and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must, among other things, satisfy the following requirements:

         o The Fund must distribute at least 90% of its investment company taxable income for the tax year determined without regard to the deduction for dividends paid. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement. See "Fund Distributions" below.)

         o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities (the "Income Requirement").

         o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, government securities, securities of other regulated investment companies, and securities of other issuers (limited in respect of any one issuer to an amount not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities or securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or the securities of one or more qualified publicly traded partnerships (the "Diversification Requirement").

          For purposes of determining whether the Fund satisfies the Diversification Requirement and the Income Requirement, the Fund should be deemed to own its proportionate share of the Master Portfolio's assets and to earn the income on that share. The Master Portfolio expects to manage its assets in such a way that the Fund will qualify for treatment as a regulated investment company under the Code.

         FAILURE TO QUALIFY. If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. However, such dividends generally would be eligible for the dividends-received deduction available to corporate shareholders under Section 243 of the Code and noncorporate shareholders of the Fund would generally be able to treat such dividends as qualified dividend income eligible for reduced rates of federal income taxation for taxable years beginning on or prior to December 31, 2010.

         Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

         MASTER PORTFOLIO. It is intended that the Master Portfolio will operate and be treated as a partnership for federal income tax purposes and not as a publicly traded partnership taxed as a corporation. As a result, the Master Portfolio should not be subject to federal income tax; instead, the Fund, as an investor in the Master Portfolio, will be required to take into account in determining its federal income tax liability its allocable share of the Master Portfolio's income, gain, losses, deductions, credits and tax preference items, without regard to whether it received any cash or property distributions from the Master Portfolio. The determination of such share will be made in accordance with the Code, and the regulations promulgated thereunder.

         Distributions to the Fund from the Master Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis in its interest in the Master Portfolio before the distribution,
(2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Master Portfolio and includes a disproportionate share of any unrealized receivables held by the Master Portfolio, and (3) loss will be recognized if a liquidating distribution consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Master Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Master Portfolio, increased by the Fund's share of the Master Portfolio's net income and gains and decreased, but not below zero, by (1) the amount of cash and the basis of any property the Master Portfolio distributes to the Fund and (2) the Fund's share of the Master Portfolio's net losses.

         FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) for each tax year. These distributions are taxable to you as ordinary income for federal income tax purposes. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders. Under the Code, a portion of the distributions from a regulated investment company may be treated as qualified dividend income, taxable to individuals and other noncorporate investors for taxable years ending on or before December 31, 2010, at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets), provided that certain holding period and other requirements are met. Based upon the investment policies of the Fund, it is not expected that any of the Fund's distributions will be treated as qualified dividend income.

         The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. For taxable years beginning on or before December 31, 2010, long-term capital gains are taxable to the individual and other noncorporate investors at a maximum federal income tax rate of 15%.

         All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

         You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         TRANSACTIONS IN FUND SHARES. Because the Fund seeks to maintain a stable net asset value of $1.00 per share, it is unlikely that you will have a capital gain or loss for federal income tax purposes when you redeem, sell or exchange your Fund shares. However, there can be no assurance that the Fund will be able to maintain a stable share price. If the Fund is not able to maintain a stable share price or the basis in your Fund shares differs from their net asset value when purchased, a redemption, sale or exchange of Fund shares may result in a taxable gain or loss for federal income tax purposes, depending on whether the proceeds are more or less than your basis in the redeemed, sold or exchanged shares.

         Under certain circumstances, shareholders of the Fund may exchange their shares for shares of other Henderson Global Funds (the "reinvested shares"). Upon the exchange of shares (or the reinvestment in shares of the
Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or
(ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

         FEDERAL EXCISE TAX. A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to federal income tax for any tax year ending in the calendar year.

         For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

         The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and redemption proceeds paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

         STATE AND LOCAL TAXES. The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund, including the notes thereto, dated December 31, 2009 have been audited by __________, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2009. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through December 31, 2009, appearing in the Prospectus has been derived from the financial statements audited by ______. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon ________ report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                        HENDERSON WORLDWIDE INCOME FUND--
                                 CLASS A (HFAAX)
                                 CLASS B (HFABX)
                                 CLASS C (HFACX)


                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                [April __, 2010]

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of nine portfolios. The Henderson Worldwide Income Fund (the "Fund") is diversified. This Statement of Additional Information ("SAI") relates to the Class A, Class B and Class C shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April __, 2010 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended ____, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS

                                                                            Page


FUND HISTORY AND GENERAL INFORMATION...........................................1
INVESTMENT OBJECTIVE AND STRATEGIES............................................1
FUND INVESTMENTS AND RELATED RISKS.............................................1
INVESTMENT RESTRICTIONS.......................................................25
PORTFOLIO TURNOVER............................................................25
MANAGEMENT OF THE FUND........................................................27
CONTROL PERSONS AND PRINCIPAL HOLDERS.........................................32
INVESTMENT ADVISORY AND OTHER SERVICES........................................33
PORTFOLIO MANAGERS............................................................39
BROKERAGE ALLOCATION..........................................................41
CAPITALIZATION AND VOTING RIGHTS..............................................42
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION...............................44
NET ASSET VALUE...............................................................47
FEDERAL INCOME TAX MATTERS....................................................48
REGISTRATION STATEMENT........................................................55
FINANCIAL STATEMENTS..........................................................56
APPENDIX A....................................................................57
APPENDIX B....................................................................60


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION

         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of nine portfolios, one of which is described in this SAI.

         Henderson Global Investors (North America) Inc. is the investment adviser. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser in its discretion might, but is not required to, use in managing the Fund's portfolio assets. For example, the Adviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.


         Prior to May 19, 2006, the Fund was known as the Henderson Income Advantage Fund. As of _______, the fiscal year of the Fund was changed to December 31st.


                       INVESTMENT OBJECTIVE AND STRATEGIES

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.

                       FUND INVESTMENTS AND RELATED RISKS

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         Borrowings by the Fund may result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders that do not exist for unleveraged funds having a similar investment objective. These include a higher volatility of the net asset value of the Fund's shares, increased operating costs and the relatively greater effect of performance on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income and/or higher net asset value than if the Fund were not leveraged. On the other hand, if the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         CORPORATE LOANS. The Fund may invest in corporate loans. Corporate loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower ("Corporate Loans"). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower's assets in the event of default. Most of the Fund's Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. The Fund generally acquires Corporate Loans of borrowers that, in the Subadviser's judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Subadviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. The Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

         There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, and the Subadviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, the Fund is particularly dependent on the analytical abilities of the Subadviser.

         Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities may be more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity.

         The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.


         CREDIT DEFAULT SWAP AGREEMENTS. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser to be of comparable quality.

         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser currently intends to dispose of such bond based on then existing market conditions.


         Prices for high yield securities may be further affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.


         DISTRESSED SECURITIES. The Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Adviser believes there are prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values for these securities are highly speculative. The securities of companies in distressed and default situations typically trade at substantial discounts due to difficulties in analyzing a proper value for such securities, lack of research coverage, or difficulties in valuing such securities.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although the Adviser intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities.

Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

         EMERGING MARKETS. The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         The Fund may invest in sovereign debt securities of emerging market countries. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

         The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.

         The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of bonds, and it intends to purchase stocks at a later time, the Fund also could enter into a futures contract to purchase a bond index as a temporary substitute for bond purchases. If an increase in the market occurs that influences the bond index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds bonds and seeks to protect itself from a decrease in bond prices, the Fund might sell bond index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in bond prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         The Fund may enter into futures contracts and options on futures contracts for non-hedging purposes to enhance potential gain. The Fund may also enter into futures contracts to increase the Fund's exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin").

The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.

         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

         Writing Options on Individual Securities. The Fund may write (sell) covered call and put options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of the Fund, the Fund generally would write call and put options only in circumstances where the Adviser to the Fund does not anticipate significant appreciation (for call options) or significant depreciation (for put options) of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call and put option means generally that so long as the Fund is obligated as the writer of the option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option and the Fund forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). For put options, the Fund assumes the risk that it may be required to deliver the underlying security for an exercise price higher than a security's then current market value.

         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund may want to ultimately buy. Such protection is provided during the life of the call option since the Fund, as the holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on Henderson's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

         OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies, as permitted by the 1940 Act. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

         The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the

Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REAL ESTATE INVESTMENT TRUSTS. The Fund's investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the "Code"), which may result in federal income tax on the income and gains of the REIT. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         SECURITIES LENDING. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.


         Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").


         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has elected to be classified as a diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

                               PORTFOLIO TURNOVER

         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as

"portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the fiscal years ended July 31, 2008 and 2009 the portfolio turnover rates for the Fund were 41% and 53%, respectively. For the five month fiscal year ended December 31, 2009, the annualized portfolio turnover rate was ____%. High rates of portfolio turnover will result in the realization of capital gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund will publicly disclose its portfolio holdings monthly on its website at http://www.hendersonglobalinvestors.com.


         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:


         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of April __, 2010, the Fund's primary service providers were the Adviser, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and K&L Gates LLP.


         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of April ___, 2010, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


         The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

         (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

         (iii) the recipient agrees not to use the information for investment or trading purposes;

         (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.


         A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

-------------------------------------------------------------------------------------------------------------------------------
                                                  TERM OF
                                POSITION(S)       OFFICE
NAME, ADDRESS AND AGE(1)        WITH THE          AND TIME    PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
                                TRUST(2)          SERVED(3)   DURING PAST FIVE YEARS(4)
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 70              Chairman and      Since 2001  President, KCI Inc. (private         None.
                                Trustee                       S-corporation investing in
                                                              non-public investments.)  Member
                                                              of the Independent Directors'
                                                              Councils (IDC) Governing Council.
-------------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 71             Trustee           Since 2001  Consultant to financial services     Director, North American
                                                              industry.                            Company for Life and
                                                                                                   Health Insurance (a
                                                                                                   provider of life
                                                                                                   insurance, health
                                                                                                   insurance and annuities);
                                                                                                   Director, Midland National
                                                                                                   Life Insurance Company (an
                                                                                                   affiliate of North
                                                                                                   American Company for Life
                                                                                                   and Health Insurance).
-------------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 71            Trustee           Since 2002  Chairman, Chesley, Taft &            None.
                                                              Associates, LLC, since 2001; Vice
                                                              Chairman, ABN-AMRO, Inc. (a
                                                              financial services company),
                                                              1998-2001.
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
-------------------------------------------------------------------------------------------------------------------------------
Sean M. T. Dranfield(5), 43     Trustee and       Since 2001  Director, Global Distribution,       None
                                President                     Henderson Global Investors.
-------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 50           Chief             Since 2005  Chief Compliance Officer, HGINA      N/A
                                Compliance                    2005; Chief Compliance Officer,
                                Officer                       Columbia Wanger Asset Management,
                                                              L.P. 2004-2005;
                                                              Compliance
                                                              Officer, Treasurer
                                                              and Chief
                                                              Financial Officer,
                                                              Columbia Wanger
                                                              Asset Management,
                                                              L.P. 2000 -2005.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  TERM OF
                                POSITION(S)       OFFICE
NAME, ADDRESS AND AGE(1)        WITH THE          AND TIME    PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
                                TRUST(2)          SERVED(3)   DURING PAST FIVE YEARS(4)
-------------------------------------------------------------------------------------------------------------------------------
Alanna N. Nensel, 34            Vice President    Since 2002  Director, Retail Marketing and       N/A
                                                              Product Management, HGINA, since
                                                              2006 and Associate Director, Head
                                                              of Marketing and Product
                                                              Management, HGINA, 2003-2006.
-------------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 38               Vice President    Since 2001  Director, Retail Finance and         N/A
                                                              Operations, HGINA.
-------------------------------------------------------------------------------------------------------------------------------
Christopher K. Yarbrough, 35    Secretary         Since 2004  Legal Counsel, HGINA.                N/A
-------------------------------------------------------------------------------------------------------------------------------
Troy Statczar, 38               Treasurer         Since       Head of US Fund Administration and   N/A
                                                  September   Accounting, HGINA, since July
                                                              2008 2008; Senior Vice President,
                                                              Citigroup 2005-2008.
-------------------------------------------------------------------------------------------------------------------------------
Richard J. Mitchell, 46         Assistant         Since 2007  Assistant Treasurer, HGINA, since    N/A
                                Treasurer                     2007; Assistant Treasurer, Bank of
                                                              New York, 2006-2007; Supervisor,
                                                              The BISYS Group; 2002-2006.
-------------------------------------------------------------------------------------------------------------------------------

------------------
1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2009.

2.   Currently, all Trustees oversee all nine series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. For each Trustee, the information also includes any other information relating to professional experiences, attributes and skills relevant to the individual's qualifications to serve as a Trustee.

5. This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

         LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES. The Board has general oversight responsibility with respect to the business and affairs of the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other services providers to the Funds. The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Funds, as that term is defined in the 1940 Act. In addition to five regularly scheduled in-person meetings per year, the Board holds special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

         The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board and is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust. The Independent

Chairperson also promotes effective governance of the Trust to assure the Board's constant focus on fulfilling the expectations of investors in the Funds. In conjunction with the officers and legal counsel, the Independent Chairperson assures that agendas for Board meetings are complete, relevant and prioritized and presides at meetings of the Board. The Trustees have determined that this leadership structure is appropriate. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

         RISK OVERSIGHT. Through its direct oversight role, and indirectly through its committees and the Officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance operations of the Funds; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) review reports generated by and/or meet with representatives of key service providers to review and discuss the activities of the Funds; and (5) engaging the services of the Funds' CCO to report regularly and test the compliance procedures of the Funds and the service providers.


         STANDING COMMITTEES OF THE BOARD. The Board oversees other Funds that are not part of this SAI. Information below represents meetings held on behalf of all Funds managed by the Adviser. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held three meetings during the year ended July 31, 2009.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the year ended July 31, 2009.


         During the fiscal year ended July 31, 2009, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 29, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held fourteen meetings during the year ended July 31, 2009.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2009.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                    $10,001-$50,000                    $50,001-$100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst None Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                   None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                     $10,001-$50,000                    $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. As of [March 31, 2010], the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.


         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. This includes salary, as well as both short and long-term incentive compensation. No other officer, director or employee of the Adviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.


         COMPENSATION OF TRUSTEES. Effective January 1, 2010, the Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings). Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.


         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2009.

TRUSTEE NAME                                   AGGREGATE COMPENSATION FROM TRUST
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
Sean Dranfield*..........................................        $ 0
INDEPENDENT TRUSTEES
Roland C. Baker..........................................      $61,500
C. Gary Gerst............................................      $71,500
Faris F. Chesley.........................................      $61,500

------------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.

         CODE OF ETHICS. The Adviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

         PROXY VOTING POLICIES. The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight. The Adviser attempts to vote proxies in the best interests of its clients. A copy of the Adviser's Proxy Voting Policies and Procedures is attached hereto as Appendix B.

         The Fund has filed with the SEC its proxy voting records for the 12-month period ending June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.

                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust as of [March 31, 2010], the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares of any class. Shareholders of record with more than 25% of the outstanding shares of the Fund are believed to hold shares only as nominee.

--------------------------------------------------------------------------------
                                                             PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS         NAME AND ADDRESS               SHARES OUTSTANDING
--------------------------------------------------------------------------------
Worldwide Income Fund
Class A
--------------------------------------------------------------------------------
Worldwide Income Fund
Class A
--------------------------------------------------------------------------------
Worldwide Income Fund
Class A
--------------------------------------------------------------------------------
Worldwide Income Fund
Class A
--------------------------------------------------------------------------------
Worldwide Income Fund
Class A
--------------------------------------------------------------------------------
Worldwide Income Fund
Class B
--------------------------------------------------------------------------------
Worldwide Income Fund
Class C
--------------------------------------------------------------------------------
Worldwide Income Fund
Class C
--------------------------------------------------------------------------------
Worldwide Income Fund
Class C
--------------------------------------------------------------------------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average managed assets as set forth below:

        ---------------------------------------------------------------------
                 0.75% for the first $1 billion;
        ---------------------------------------------------------------------
                 0.70% for the next $500 million; and
        ---------------------------------------------------------------------
                 0.65% over $1.5 billion
        ---------------------------------------------------------------------


         The advisory fees and other expenses reimbursed by the Adviser for the Fund during the last three fiscal years and the five month fiscal year ended December 31, 2009 are set forth below.


----------------------------------------------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED JULY 31, 2007
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$428,788                                 $238,202                               --
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$1,101,840                               $183,186                               --
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED JULY 31, 2009
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$609,701                                 $229,287                               --
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                               FOR THE FIVE MONTH FISCAL YEAR ENDED DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$                                        $
----------------------------------------------------------------------------------------------------------------------


         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.05% of the Fund's average daily net assets. This contractual arrangements will continue until either the termination of the Advisory Agreement or July 31, 2020.

         The Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. The agreement may be terminated at any time, upon 60 days' written notice by either party. The agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. The agreement shall terminate automatically in the event of its assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.


         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Fund reserves the right to suspend or discontinue distribution of shares.

         The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated with the Adviser, State Street or their affiliates.

         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current Prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a contingent deferred sales charge ("CDSC") on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.

         The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund's Class A, Class B and Class C shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of the Plan or under an alternative distribution arrangement.

         Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively.

         Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including
(a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing sales commissions to investment representatives. These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.


         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Global Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).


         During the last three fiscal years and the five month fiscal year ended December 31, 2009, the Distributor received and retained sales loads on the sale of shares of the Fund as shown below. Pursuant to an agreement between the Distributor and the Adviser amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

------------------- ------------------------ ------------------------ ------------------------ ------------------------
                    FISCAL YEAR              FISCAL YEAR              FISCAL YEAR              FOR THE FIVE MONTH
                    ENDED                    ENDED                    ENDED                    FISCAL YEAR ENDED
                    JULY 31, 2007            JULY 31, 2008            JULY 31, 2009            DECEMBER 31, 2009
------------------- ------------------------ ------------------------ ------------------------ ------------------------
CLASS A
------------------- ------------------------ ------------------------ ------------------------ ------------------------
    Received        $326,091                 $656,045                 $  35,772                $
------------------- ------------------------ ------------------------ ------------------------ ------------------------
    Retained        $ 38,045                 $ 77,777                 $   4,119                $
------------------- ------------------------ ------------------------ ------------------------ ------------------------

         The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Fund for the last three fiscal years and the five month fiscal year ended December 31, 2009 are set forth in the table below.

--------------------------------- ------------------------------- ------------------------------- -------------------------------
CLASS A SHARES                    CLASS A SHARES                  CLASS A SHARES                  CLASS A SHARES
FISCAL YEAR                       FISCAL YEAR                     FISCAL YEAR                     FOR THE FIVE MONTH FISCAL
ENDED                             ENDED                           ENDED                           YEAR ENDED
JULY 31, 2007                     JULY 31, 2008                   JULY 31, 2009                   DECEMBER 31, 2009
--------------------------------- ------------------------------- ------------------------------- -------------------------------
                   CONTINGENT                      CONTINGENT                     CONTINGENT                      CONTINGENT
DISTRIBUTION AND   DEFERRED       DISTRIBUTION     DEFERRED       DISTRIBUTION    DEFERRED        DISTRIBUTION    DEFERRED
SERVICE FEES       SALES CHARGE   AND SERVICE      SALES CHARGE   AND SERVICE     SALES CHARGE    AND    SERVICE  SALES CHARGE
                                  FEES                            FEES                            FEES
------------------ -------------- ---------------- -------------- --------------- --------------- --------------- ---------------
$68,112            $29            $167,613         $38,324        $84,863         $ 9,829         $               $
------------------ -------------- ---------------- -------------- --------------- --------------- --------------- ---------------

         The fees paid to the Distributor pursuant to the Plan for the Class B shares for the last three fiscal years and the five month fiscal year ended December 31, 2009 for the Fund are set forth in the table below.

--------------------------------- ------------------------------- ------------------------------- -------------------------------
CLASS B SHARES                    CLASS B SHARES                  CLASS B SHARES                  CLASS B SHARES
FISCAL YEAR                       FISCAL YEAR                     FISCAL YEAR                     FOR THE FIVE MONTH FISCAL
ENDED                             ENDED                           ENDED                           YEAR ENDED
JULY 31, 2007                     JULY 31, 2008                   JULY 31, 2009                   DECEMBER 31, 2009
--------------------------------- ------------------------------- ------------------------------- -------------------------------
                   CONTINGENT                      CONTINGENT                     CONTINGENT                      CONTINGENT
DISTRIBUTION AND   DEFERRED       DISTRIBUTION     DEFERRED       DISTRIBUTION    DEFERRED        DISTRIBUTION    DEFERRED
SERVICE FEES       SALES CHARGE   AND SERVICE      SALES CHARGE   AND SERVICE     SALES CHARGE    AND    SERVICE  SALES CHARGE
                                  FEES                            FEES                            FEES
------------------ -------------- ---------------- -------------- --------------- --------------- --------------- ---------------
$53,623            $64,673        $56,329          $20,816        $45,428         $36,947
------------------ -------------- ---------------- -------------- --------------- --------------- --------------- ---------------

         The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years and the five month fiscal year ended December 31, 2009 for the Fund are set forth in the table below.

--------------------------------- ------------------------------- ------------------------------- -------------------------------
CLASS C SHARES                    CLASS C SHARES                  CLASS C SHARES                  CLASS C SHARES
FISCAL YEAR                       FISCAL YEAR                     FISCAL YEAR                     FOR THE FIVE MONTH FISCAL
ENDED                             ENDED                           ENDED                           YEAR ENDED
JULY 31, 2007                     JULY 31, 2008                   JULY 31, 2009                   DECEMBER 31, 2009
--------------------------------- ------------------------------- ------------------------------- -------------------------------
                   CONTINGENT                      CONTINGENT                     CONTINGENT      DISTRIBUTION    CONTINGENT
DISTRIBUTION AND   DEFERRED       DISTRIBUTION     DEFERRED       DISTRIBUTION    DEFERRED        AND    SERVICE  DEFERRED
SERVICE FEES       SALES CHARGE   AND SERVICE      SALES CHARGE   AND SERVICE     SALES CHARGE    FEES            SALES CHARGE
                                  FEES                            FEES
------------------ -------------- ---------------- -------------- --------------- --------------- --------------- ---------------
$178,385           $  4,330       $569,500         $  37,655      $338,262        $  47,223
------------------ -------------- ---------------- -------------- --------------- --------------- --------------- ---------------

         The following amounts were spent pursuant to the Plan during the fiscal year ended July 31, 2009:

--------------------------------------- ------------------------------- --------------------------------
COMPENSATION                            FINANCING OF ADVANCE
TO DEALERS                              COMMISSIONS                     OTHER(1)
--------------------------------------- ------------------------------- --------------------------------
$303,405                                $258,289                        $      858
--------------------------------------- ------------------------------- --------------------------------

-------------
1. Aggregate amount paid for advertising, printing and mailing of prospectus for other than current shareholders and compensation to sales personnel.

         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

         The fees paid to the Administrator for the last three fiscal years and the five month fiscal year ended December 31, 2009 for the Fund is set forth below.


-------------------------------- ----------------------------- ------------------------------ -----------------------------
FISCAL YEAR                      FISCAL YEAR                   FISCAL YEAR                    FOR THE FIVE MONTH FISCAL
ENDED                            ENDED                         ENDED                          YEAR ENDED
JULY 31, 2007                    JULY 31, 2008                 JULY 31, 2009                  DECEMBER 31, 2009
-------------------------------- ----------------------------- ------------------------------ -----------------------------
$42,743                          $32,407                       $26,416                        $
-------------------------------- ----------------------------- ------------------------------ -----------------------------

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _______, independent registered public accounting firm located at _________, has been selected as independent public registered accounting firm for the Trust. The audit services performed by _______ include audits of the annual financial statements of the Fund. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective April 1, 2009, the rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points. The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows: (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class B and Class C shares and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund's Transfer Agent for closed accounts. Prior to April 1, 2009, the Fund reimbursed the Adviser for such fees charged by intermediaries up to $12.00 per account for networking services and up to $17.50 per account for sub-transfer agent services. The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.

                               PORTFOLIO MANAGERS


         PORTFOLIO MANAGEMENT. John Pattullo and Jenna Barnard are the portfolio managers for the Fund. The following table lists the number and types of accounts managed by and assets under management in those accounts as of December 31, 2009:

----------------------------------------------------------------------------------------------------------------------------------
                 REGISTERED                       POOLED
                 INVESTMENT         ASSETS        INVESTMENT                 ASSETS                   ASSETS       TOTAL ASSETS
PORTFOLIO        COMPANY            MANAGED       VEHICLE                    MANAGED      OTHER       MANAGED      MANAGED
MANAGERS         ACCOUNTS           ($)           ACCOUNTS                   ($)          ACCOUNTS    ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
John Pattullo    Henderson          63.5m         Preference & Bond Fund     1.1bn        --           --            3.4bn
                 Worldwide Income
                 Fund                             Strategic Bond Fund        986m

                                                  Henderson New Star Fixed   938.8m
                                                  interest Unit Trust

                                                  Henderson New Star         453.5m
                                                  Managed Distribution Fund

----------------------------------------------------------------------------------------------------------------------------------
Jenna Barnard    Henderson          63.5m         Preference & Bond Fund     1.1bn        --           --            3.4bn
                 Worldwide Income
                 Fund                             Strategic Bond Fund        986m

                                                  Henderson New Star Fixed   938.8m
                                                  Interest Unit Trust

                                                  Henderson New Star         453.5m
                                                  Managed Distribution Fund
----------------------------------------------------------------------------------------------------------------------------------


         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

    o    Pre-defined, objective, measurable investment performance

    o    Performance goals that are ambitious, but attainable

    o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

         Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.

         A summary of the compensation package is as follows:

    o    Basic Salaries: in line with or better than the industry average

    o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

    o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

    o    Long Term Incentive Plan: as described above

    o Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson


    o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.


         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of the date of this SAI, the portfolio managers did not own any shares of the Fund. The Fund's shares are not registered to be sold outside of the US. Many of the Fund's portfolio managers reside outside of the US and are not eligible to purchase shares of the Fund.

                              BROKERAGE ALLOCATION

         Subject to the overall oversight of the Board and the Adviser place orders for the purchase and sale of the Fund's portfolio securities. The Adviser seeks the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.

         The Adviser selects broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser in connection with the services it provides to the Fund.

         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         The Fund does not have an obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Subadviser and its affiliates do participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research. All or a portion of the commissions paid by the Funds may be used to offset the Subadviser's and its affiliates' obligation to pay brokers for proprietary research services.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


         The table below shows information on brokerage commissions paid by the Fund for the last three fiscal years and the five month fiscal year ended December 31, 2009.

------------------------------ --------------------------- --------------------------- ---------------------------
FISCAL YEAR                    FISCAL YEAR                 FISCAL YEAR                 FIVE MONTH FISCAL YEAR
ENDED                          ENDED                       ENDED                       ENDED
JULY 31, 2007                  JULY 31, 2008               JULY 31, 2009               DECEMBER 31, 2009
------------------------------ --------------------------- --------------------------- ---------------------------
$45,099                        $99,325                     $16,783                     $
------------------------------ --------------------------- --------------------------- ---------------------------

         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of December 31, 2009, the Fund held no such securities.


                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of nine series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class A, Class B and Class C shares for the Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund of the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. Voting regarding the distribution plan applicable to Class A, Class B and Class C shareholders will be regarded as matters requiring a specific vote of that class. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.


         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund. The Multi-Class Plan includes the following: (i) shares of each class of each fund of the Trust are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class, (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund and (iii) the Fund's Class B shares convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                 PURCHASES, EXCHANGES AND REDEMPTION INFORMATION


         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.


         RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs"). For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         CONTINGENT DEFERRED SALES CHARGES - CLASS A, CLASS B AND CLASS C SHARES. Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Henderson Global Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any fund exercising the exchange privilege will continue to be subject to that fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Henderson Global Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Henderson Global Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

         For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A or Class C shares, the holding period of the outstanding shares is "tacked" onto the holding period of the new shares.

         Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request. Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.

         An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange. See "Federal Income Tax Matters."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

         CONVERSION OF CLASS B SHARES. As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of

60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                           FEDERAL INCOME TAX MATTERS

         The following is a general discussion of certain US federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the United States and who are subject to federal income taxation (i.e., not exempt from taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.


         The Fund has elected to be treated, has qualified and intends to continue to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard for the deduction for dividends paid for the taxable year is distributed to shareholders. However, the Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gain. The Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.

         Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         CURRENCY FLUCTUATIONS - "`SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative federal income tax treatment with respect to its PFIC shares. If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in the Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

         The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

         REITS. The Fund's investments in REIT equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the Internal Revenue Service ("IRS"), a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but determined without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from most real estate investment trusts and certain foreign corporations are not eligible for treatment as qualified dividend income.

         Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income.

         A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholders.

         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain or loss. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.


         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations. Each affected shareholder will be notified within 60 days after the close of the Fund's taxable year if the foreign taxes paid by the Fund will "pass-through" for that year.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's US tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from the Fund. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.


         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service (the "IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.

         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate any such amounts.

         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements of the Fund, including the notes thereto, dated July 31, 2009 have been audited by _______, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Fund dated as of July 31, 2009. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through July 31, 2009, appearing in the Prospectus has been derived from the financial statements audited by _____. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon _______ report given on the authority of such firm as experts in accounting and auditing.

         The financial statements of the Fund, including the notes thereto, dated December 31, 2009 have been audited by _________, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2009. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through December 31, 2009, appearing in the Prospectus has been derived from the financial statements audited by _______. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon ______ report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

                 HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
                      PROXY VOTING POLICIES AND PROCEDURES

Henderson Global Investors (North America) Inc. ("HGINA") serves as investment adviser to several categories of clients with varying levels of equity security ownership. HGINA attempts to vote proxies in the best interest of the firm's clients. HGINA's policy with respect to certain accounts for which it has proxy voting authority is described below.

DELEGATION TO ISS FOR CERTAIN PMP ACCOUNTS

HGINA has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to provide proxy analyses, vote recommendations, vote execution and record-keeping services with respect to PMP accounts for which it has proxy voting authority. A copy of ISS' Proxy Voting Guidelines Summary is attached in Appendix A hereto. Custodians forward proxy materials for clients who have elected to have HGINA exercise voting authority to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If HGINA receives proxy materials in connection with a client's account where the client has, in writing, communicated to HGINA that the client has reserved the right to vote proxies, HGINA will forward to the client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where HGINA or any of its affiliates have or may have any conflict of interest, real or apparent, HGINA has delegated to ISS the proxy analyses, vote recommendations and voting of proxies.

In the event that ISS recuses itself on a proxy voting matter and makes no recommendation, the Proxy Committee will review the issue and direct ISS as to how to vote the proxies as described below.

DELEGATION TO HIML FOR CERTAIN SERIES OF HENDERSON GLOBAL FUNDS AND CERTAIN INTERNATIONAL EQUITY ACCOUNTS

HGINA has adopted HIML's proxy voting policies ("HIML Policies") contained in Appendices A through C of HIML Proxy Voting Policies and Procedures for certain series of Henderson Global Funds and International Equity Accounts for which it has proxy voting authority. In the event that no predetermined HIML Policy exists, the Proxy Voting Committee will review the issue and direct how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have three members, HGINA's Corporate Secretary, HGINA's Chief Compliance Officer and a representative from portfolio management, research or trading with knowledge regarding the relevant company. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the members of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HGINA.

Proxy Committee meetings shall be called by the Chief Compliance Officer when override submissions are made and in instances when ISS has recused itself from a vote recommendation or where no predetermined HIML Policy exists. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients. In determining how proxies should be voted, the Proxy Committee shall address conflict of interest issues as described below.

ISS Recusal or no HIML Policy

When ISS makes no recommendation on a proxy voting issue or where no predetermined HIML Policy exists, the Proxy Committee will review the issue and direct how to vote the proxies given the following general guidelines. In general HGINA: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures that impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

Override of ISS Recommendation or HIML Policy

There may be occasions where the HGINA or HIML portfolios managers seek to override ISS's recommendations or a HIML Policy if they believe that ISS's recommendations or HIML Policy are not in accordance with the best interests of clients. In the event that a portfolio manager disagrees with an ISS recommendation or HIML Policy on a particular voting issue, the portfolio manager shall document in writing the reasons that he/she believes that the ISS recommendation or HIML Policy is not in accordance with clients' best interests and submit such written documentation to the HGINA Chief Compliance Officer for consideration by the Proxy Committee. Upon review of the documentation and consultation with the portfolio manager and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation or HIML Policy if the Committee determines that it is in the best interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Conflicts of Interest

For each director, officer and employee of HGINA ("HGINA person"), the interests of HGINA's clients must come first, ahead of the interest of HGINA and any person within the HGINA organization, which includes HGINA's affiliates.

Accordingly, each HGINA person must not put "personal benefit" whether tangible or intangible before the interests of clients of HGINA or otherwise take advantage of the relationship to HGINA's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of HGINA, as appropriate. It is imperative that each of HGINA's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HGINA's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if HGINA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

    o Business Relationships - where HGINA manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

    o Personal Relationships - where a HGINA person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

    o Familial Relationships - where a HGINA person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

    o Fund Relationships - HGINA may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

It is the responsibility of each director, officer and employee of HGINA to report any real or potential conflict of interest to the Chief Compliance Officer who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, all HGINA Proxy Voting Access Persons shall certify annually as to their compliance with this policy. "Proxy Voting Access Person" means (i) any director or executive officer of HGINA; (ii) any employee or associated person (including contract employees) of HGINA who, in connection with his/her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for the PMPs. Any identified conflict of interest, whether personal or corporate, shall be communicated by the Chief Compliance Officer to the Proxy Committee.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or where no predetermined HIML Policy exists or request for override of an ISS recommendation or HIML Policy, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any HGINA person has reported a conflict of interest. In addition, the Chief Compliance Officer, or his designee, shall confirm by a review of the personal holdings reports submitted by HGINA persons whether any HGINA persons in the aggregate own 1% or more of a party interested in the proxy process' equity securities and report such information to the Proxy Committee. The Proxy Committee shall review the information provided to it to determine if an actual conflict of interest exists and the minutes of the Proxy Committee shall (1) describe any conflict of interest, (2) discuss any procedure used to address such conflict of interest,
(3) report any contacts from outside parties (other than routine communications from proxy solicitors, and (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best interest of clients and was made without regard to any conflict of interest. Based on the above review, the Proxy Committee will direct how to vote the proxies.

INTERNATIONAL SECURITIES

HGINA purchases or recommends the purchase for its clients of international securities (including ADRs), which may be subject to "share blocking" restrictions. This means that shareholders who vote proxies are not able to trade in that company's securities for a certain period of time on or around the shareholder meeting date. In addition, voting certain international securities may involve unusual costs to the clients. HGINA reserves the right not to vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.

HENDERSON MONEY MARKET FUND

Each Henderson Global Fund has the ability to invest in the shares of the Henderson Money Market Fund. If the Henderson Money Market Fund issues a proxy, HIGNA's interests regarding the Henderson Money Market Fund might appear to conflict with the interests of the shareholders of a Henderson Global Fund Fund owning shares of the Henderson Money Market Fund. In such instances, HIGNA votes Henderson Money Market proxies in the same proportion as the vote of the Henderson Money Market Fund's other shareholders (sometimes called "mirror" or "echo" voting). As long as the Henderson Money Market Fund is investing in the shares of another investment company pursuant to exclusions provided in Section 12(d) of the Investment Company Act of 1940, as amended, HIGNA will vote proxies of such investment company in accordance with Section 12(d).

                     HENDERSON INVESTMENT MANAGEMENT LIMITED
                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

1.       RESPONSIBILITIES

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.       SERVICE PROVIDERS

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.       VOTING GUIDELINES

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

3.1.     INTERNATIONAL CORPORATE GOVERNANCE POLICY

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a `one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)


------------------
(1)  These Principles are based on the Organisation for Economic Development
     (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

    o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

    o Monitoring the effectiveness of the company's governance practices and making changes as needed.

    o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

    o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

    o Ensuring a formal and transparent board nomination and election process.

    o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

    o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

    o    Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6. AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to `payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

    o the overall potential cost of the scheme, including the level of dilution

    o    the issue price of share options relative to the market price

    o the use of performance conditions aligning the interests of participants with shareholders

    o the holding period ie. the length of time from the award date to the earliest date of exercise

    o    the level of disclosure.

4.       VOTING PROCEDURES

         THE PROCEDURE FOR CASTING PROXY VOTES IS AS FOLLOWS:

    1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

    2.   ISS notifies Henderson of meetings via its VoteX website.

    3.   ISS provides voting recommendations based on HIML's Proxy Voting
         Policies.

    4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

    5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

    6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

    7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

5.       SHARE BLOCKING

         In a number of markets in which the funds invest, shares must be suspended from trading (`blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

6.       CONFLICTS OF INTEREST

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients. Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:

    o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

    o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

    o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

    o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

7.       PROXY COMMITTEE

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

                             HENDERSON GLOBAL FUNDS
                           PART C - OTHER INFORMATION

ITEM 28.      EXHIBITS

              (a) (i) Declaration of Trust is incorporated herein by reference to the Registrant's Registration Statement filed on Form N-1A with the Commission on June 4, 2001.

                  (ii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

                  (iii) Written Instrument establishing and designating a Class of Interests with respect to Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

                  (iv) Written Instrument establishing and designating a Class of Interests with respect to Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (v) Written Instrument establishing and designating a Class of Interests with respect to Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (vi) Written Instrument establishing and designating a Class of Interests with respect to Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

                  (vii) Written Instrument Restating and Amending establishment and designation of series and classes of beneficial interest is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 26, 2008.

                  (viii) Written Instrument establishing and designating a Class of Interests with respect to Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed on Form N-1A with the Commission on December 19, 2008.

                  (ix) Written Instrument establishing and designating a Class of Interests with respect to Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

              (b) By-Laws dated May 11, 2001, as amended December 9, 2004 and
                  December 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 26, 2008.

              (c) Not Applicable.

              (d) (i) Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (iii) Letter Agreement to Investment Advisory Agreement by and between Registrant on behalf of Henderson Worldwide Income Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (iv) Letter Agreement to Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

                  (v) Letter Agreement to Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

                  (vi) Letter Agreement to Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated January 31, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (vii) Letter Agreement to Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated January 31, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (viii) Letter Agreement to Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (ix) Letter Agreement to Investment Advisory Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (x) Letter Agreement to Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

                  (xi) Letter Agreement to Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated December 29, 2006 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

                  (xii) Letter Agreement to Investment Advisory Agreement by and between Registrant on behalf of Henderson International Equity Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

                  (xiii) Letter Agreement to Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of the Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

                  (xiv) Letter Agreement to Investment Advisory Agreement by and between Registrant on behalf of Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

              (e) (i) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on Form N-1A with the Commission on March 26, 2009.

                  (ii) Form of Dealer Agreement by and between Foreside Fund Services, LLC and dealer is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on Form N-1A with the Commission on March 26, 2009.

                  (iii) Form of Selling Group Member Agreement by and between Foreside Fund Services, LLC and intermediary is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

                  (iv) Form of Waiver Agreement by and between the Registrant and Foreside Fund Services, LLC on behalf the Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

                  (v) Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated April 20, 2009 is incorporated hereby by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

                  (vi) Second Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 30, 2009 is incorporated hereby by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

              (f) Not Applicable.

              (g) (i) Custodian Agreement by and between Registrant and
                           State Street Bank and Trust Company dated August 24, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Notice to Custodian Agreement by and between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (iii) Notice to Custodian Agreement by and between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (iv) Notice to Custodian Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (v) Notice to Custodian Agreement by and between Registrant on behalf of Henderson International Equity Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

                  (vi) Notice to Custodian Agreement by and between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 30, 2009.

                  (vii) Notice to Custodian Agreement by and between Registrant and State Street Bank and Trust Company is filed herein.

              (h) (i)      Administration Agreement by and between
                           Registrant and State Street Bank and Trust Company dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Notice to Administration Agreement by and between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 13, 2004.

                  (iii) Notice to Administration Agreement by and between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (iv) Notice to Administration Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (v) Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated September 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (vi) Amendment to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated March 18, 2003 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

                  (vii) Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (viii) Amendment to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated September 30, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (ix) Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (x) Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (xi) Amendment to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated July 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (xii) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson European Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (xiii) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Technology Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (xiv) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (xv) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (xvi) Amended and Restated Expense Limitation Agreement dated January 31, 2006, as amended and restated June 9, 2006 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

                  (xvii) Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (xviii) Notice to Administration Agreement by and between Registrant on behalf of Henderson International Equity Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

                  (xix) Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson International Equity Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

                  (xx) Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

                  (xxi) Notice to Administration Agreement by and between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 30, 2009.

                  (xxii) Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 30, 2009.

                  (xxiii) Master Feeder Participation Agreement by and between the Registrant on behalf of Henderson Money Market Fund and State Street Master Funds is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

                  (xiv) Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

                  (xxv) Notice to Administration Agreement by and between Registrant and State Street Bank and Trust Company is filed herein.

                  (xxvi) Notice to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company is filed herein.

              (i) (i) Opinion and consent of counsel is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Opinion and consent of counsel with respect to Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

                  (iii) Opinion and consent of counsel with respect to Henderson International Opportunities Fund Class R shares is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

                  (iv) Opinion and consent of counsel with respect to Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (v) Opinion and consent of counsel with respect to Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (vi) Opinion and consent of counsel with respect to Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

                  (vii) Opinion and consent of counsel with respect to Class A, Class B, Class C and Class Z shares for Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

                  (viii) Opinion and consent of counsel with respect to Class W shares for Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on Form N-1A with the Commission on March 26, 2009.

              (j) Not Applicable.

              (k) Not Applicable.

              (l) (i) Subscription Agreement dated August 30, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Subscription Agreement for Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (iii) Subscription Agreement for Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

                  (iv) Subscription Agreement for Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

                  (v) Subscription Agreement for the Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

                  (vi) Subscription Agreement for the Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

              (m) Rule 12b-1 Plan dated August 21, 2001, as amended December 13,
                  2001, June 9, 2005, December 20, 2005, November 1, 2006, July
                  15, 2008 and April 8, 2009 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

              (n) Multi-Class Plan dated August 21, 2001, as amended March 19,
                  2004, June 9, 2005, December 20, 2005, November 1, 2006,
                  December 12, 2008 and April 8, 2009 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

              (o) Reserved.

              (p) Code of Ethics of Registrant, Henderson Global Investors
                  (North America) Inc. and Henderson Investment Management Ltd dated August 20, 2001 with amendments to be effective November 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

              (q) (i) Power of Attorney for Messrs. Baker and Gerst is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001.

                  (ii) Power of Attorney for Mr. Chesley is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 30. INDEMNIFICATION

         Article V. Section 5.2 or the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

         Registrant has obtained insurance coverage for its Trustees and officers.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Henderson Global Investors (North America) Inc. (the "Adviser") serves as the investment adviser of the Registrant and other institutional investors and individual investors. Henderson Investment Management Limited ("Henderson") serves as the investment subadviser of the Registrant and other investment companies and institutional investors. The principal executive officers of the investment adviser and subadviser and their positions with the investment adviser and subadviser are:

              Name                      Position with Adviser
              ----                      ---------------------
              James G. O'Brien          Managing Director/President

              Name                      Position with Adviser
              ----                      ---------------------
              Douglas G. Denyer         Vice President and Treasurer
              Ken Kalina                Chief Compliance Officer/Vice President
              Christopher K. Yarbrough  Secretary
              Megan Wolfinger           Assistant Secretary
              Sean Dranfield            Vice President
              Colleen Wolak             Assistant Vice President

              Name                      Position with Henderson
              Iain Clark                Chief Investment Officer
              David Jacob               Chief Investment Officer - Listed Assets
              Andrew Vasenden           Chief Compliance Officer

         For further information relating to the Adviser's and Henderson's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Henderson Global Investors (North America) Inc. - SEC File No. 801-47202; and Henderson Investment Management Ltd. - SEC File No. 801-55577.

ITEM 32. PRINCIPAL UNDERWRITERS.

         (a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

                  AdvisorShares Trust
                  American Beacon Funds
                  American Beacon Mileage Funds
                  American Beacon Select Funds
                  Bridgeway Funds, Inc.
                  Central Park Group Multi-Event Fund
                  Century Capital Management Trust
                  The CNL Funds
                  Direxion Shares ETF Trust
                  DundeeWealth Funds
                  Forum Funds
                  Henderson Global Funds
                  Javelin Exchange-Traded Trust
                  Liberty Street Horizon Fund, Series of the Investment Managers
                     Series Trust
                  Nomura Partners Funds, Inc.
                  Old Mutual Global Shares Trust
                  PMC Funds, Series of the Trust for Professional Managers RevenueShares ETF Trust
                  Sound Shore Fund, Inc.
                  Wintergreen Fund, Inc.

         (b) The following officers of Foreside Fund Services, LLC, the Registrant's underwriter, hold the following positions with the Registrant. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

                  Name                       Address                           Position with          Position with
                                                                               Underwriter            Registrant
                  ----                       -------                           -------------          -------------
                  Mark S. Redman             690 Taylor Road, Suite 150,       President              None
                                             Gahanna, OH  43230
                  Richard J. Berthy          Three Canal Plaza, Suite 100,     Vice President and     None
                                             Portland, ME  04101               Treasurer
                  Jennifer E. Hoopes         Three Canal Plaza, Suite 100,     Secretary              None
                                             Portland, ME  04101
                  Nanette K. Chern           Three Canal Plaza, Suite 100,     Chief Compliance       None
                                             Portland, ME  04101               Officer and Vice
                                                                               President
                  Mark A. Fairbanks          Three Canal Plaza, Suite 100,     Director of            None
                                             Portland, ME  04101               Compliance and Vice
                                                                               President

              (c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

         (a) Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 (records as investment adviser);

         (b) Henderson Investment Management Ltd., 201 Bishopsgate, London UK EC2M 3AE (records as investment subadviser);

         (c) State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

         (d) Boston Financial Data Services, 1250 Hancock Street, Presidents Place, Suite 300N, Quincy, MA 02169 (records as transfer agent); and

         (e) Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records as distributor).


ITEM 34. MANAGEMENT SERVICES

         The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

ITEM 35. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 38 and Amendment No. 40 under the Investment Company Act of 1940, as amended to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the in City of Chicago, and State of Illinois, on the 1st day of March, 2010.


                                       HENDERSON GLOBAL FUNDS

                                       By:  /s/ Sean Dranfield
                                            ------------------------------------
                                            Trustee and President

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURES                        TITLE                            DATE

By:      /s/ Roland C. Baker*     Trustee                          March 1, 2010
         --------------------
         Roland C. Baker

By:      /s/ Faris F. Chesley*    Trustee                          March 1, 2010
         ---------------------
         Faris F. Chesley

By:      /s/ C. Gary Gerst*       Trustee                          March 1, 2010
         ------------------
         C. Gary Gerst

By:      /s/ Sean Dranfield       Trustee and                      March 1, 2010
         ------------------       President
         Sean Dranfield           (principal executive officer)

By:      /s/ Troy Statczar        Treasurer                        March 1, 2010
         -----------------        (principal financial officer/
         Troy Statczar            principal accounting officer)

*By:     /s/ Sean Dranfield
         Sean Dranfield

*Pursuant to powers of attorney filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001 and Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

                                   SIGNATURES

         This Registration Statement contains certain disclosures regarding the State Street Money Market Portfolio (the "Portfolio"), a series of State Street Master Funds (the "Trust"). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Henderson Global Funds (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on March 1, 2010. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.


                                        STATE STREET MASTER FUNDS


                                        By: /s/ James E. Ross
                                            ------------------------------------
                                            James E. Ross
                                            President, State Street Master Funds

         This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on March 1, 2010. Each of the following persons is signing this Post-Effective Amendment No. 38 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE                           TITLE


/s/ James E. Ross        Trustee and President (Principal Executive Officer),
--------------------     State Street Master Funds
James E. Ross


/s/ Gary L. French       Treasurer (Principal Accounting Officer),
--------------------     State Street Master Funds
Gary L. French

William L. Boyan*        Trustee, State Street Master Funds
William L. Boyan

Michael F. Holland*      Trustee, State Street Master Funds
--------------------
Michael F. Holland

Rina K. Spence*          Trustee, State Street Master Funds
Rina K. Spence

Douglas T. Williams*     Trustee, State Street Master Funds
--------------------
Douglas T. Williams



*By: /s/ David James
     --------------------
     David James
     as Attorney-in-Fact pursuant to Powers of Attorney

                                POWER OF ATTORNEY

Each of the undersigned Trustees of State Street Master Funds (the "Master Trust") hereby constitutes and appoints Julie Tedesco, Esq., David James, Esq., and Brian C. Poole, Esq., each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Master Trust or its affiliates with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Master Trust or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Master Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Master Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 18th day of February 2010.


SIGNATURE                           TITLE


/s/ Rina K. Spence                  Trustee
-----------------------
Rina K. Spence

/s/ William L. Boyan                Trustee
-----------------------
William L. Boyan

/s/ Michael F. Holland              Trustee
-----------------------
Michael F. Holland

/s/ Douglas T. Williams             Trustee
-----------------------
Douglas T. Williams

                             HENDERSON GLOBAL FUNDS

                                  EXHIBIT INDEX

EXHIBIT NUMBER            EXHIBIT

(g)(vii)  Notice to Custodian Agreement

(h)(xxv)  Notice to Administration Agreement

(h)(xxvi) Notice to Transfer Agency and Service Agreement